CNI CHARTER
-----------
    FUNDS(SM)


                                        LARGE CAP VALUE EQUITY FUND
                                        LARGE CAP GROWTH EQUITY FUND
                                        TECHNOLOGY GROWTH FUND
                                        CORPORATE BOND FUND
                                        GOVERNMENT BOND FUND
                                        CALIFORNIA TAX EXEMPT BOND FUND
                                        HIGH YIELD BOND FUND
                                        PRIME MONEY MARKET FUND
                                        GOVERNMENT MONEY MARKET FUND
                                        CALIFORNIA TAX EXEMPT MONEY MARKET FUND

                                                             SEPTEMBER 30, 2001
                                                ANNUAL REPORT

[PHOTO OMITTED]
                                                             Investment Manager:
                                            CITY NATIONAL ASSET MANAGEMENT, INC.
                                                A division of City National Bank

--------------------------------------------------------------------------------
This report and the financial statements contained herein are provided for the general information of the shareholders of the CNI Charter Funds. This report is not authorized for distribution to prospective investors in the CNI Charter Funds unless preceded or accompanied by an effective prospectus.

Please remember that past performance is no guarantee of future results.

Shares of CNI Charter Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.
--------------------------------------------------------------------------------

CNI CHARTER FUNDS (SM)
--------------------------------------------------------------------------------
         TABLE OF CONTENTS
--------------------------------------------------------------------------------

  2      Letter to Our Shareholders
  4      Equity Funds Investment Adviser's Report
  5      Equity Funds Overview
  8      Fixed Income Funds Investment Adviser's Report
  9      Fixed Income Funds Overview
 13      Money Market Funds Investment Adviser's Report
 14      Statements of Net Assets
 42      Statements of Operations
 44      Statements of Changes in Net Assets
 48      Financial Highlights
 50      Notes to Financial Statements
 55      Report of Independent Auditors
 56      Notice to Shareholders

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                                CNI CHARTER FUNDS

LETTER TO OUR SHAREHOLDERS
September 30, 2001

--------------------------------------------------------------------------------

This annual report covers the CNI Charter Funds for the fiscal year ended September 30, 2001. On the following pages, you will find the specific details of each Fund's portfolio and investment performance.

Recent world events outside of the financial arena have provided a test of both the financial markets and of our unique philosophy and disciplined approach to capital market investment. If nothing else, this turbulent period testified to the resilience of both. By adhering to our fundamental investment strategies, even during these trying times, we were able to produce highly competitive results.

City National's underlying investment philosophy is to pursue the long-term goals and objectives specified for each of the Funds. With an active yet disciplined style, all Funds are managed to achieve competitive rates of return consistent with their respective, prescribed risk parameters. The CNI Charter Funds follow a disciplined investment process that begins with a thorough assessment of the macroeconomic environment and the financial markets. Our broad based research process takes advantage of the most advanced investment technology, fundamental valuation, and quantitative tools to determine the most attractive sectors and securities within each Fund's area of concentration. The final step is to construct and continuously monitor precise portfolios that meet the objectives of the specific Funds, without being swayed by short-term trends and fads.

CREATION OF CITY NATIONAL ASSET MANAGEMENT

On another note, effective May 10, 2001, City National Asset Management, Inc. ("CNAM") assumed investment management responsibilities for the CNI Charter Funds. CNAM is a wholly owned subsidiary of City National Bank. The same investment professionals, investment resources, and technology that were previously utilized by City National Investments are now employed by CNAM, specifically designed to advise the CNI Charter Funds. The creation of this separate investment advisory company was in direct response to the recent Gramm-Leach-Bliley banking law that requires the separation of certain investment advisory services from banks. Additionally, the formalization of CNAM as the investment advisor will further serve to identify and dedicate the necessary resources for the continued, prudent management and oversight of the Funds.

2001:  A DIFFICULT COMBINATION OF ECONOMIC MALAISE AND TERRORIST ACTIVITY

Coming into 2001, the domestic economy was widely forecast to continue its slowing trend, mainly due to the severe weakness in the manufacturing sector. Economic growth (as measured by real GDP) slowed to a virtual standstill in the second quarter of the year. The consumer sector of the economy remained remarkably strong throughout the initial stages of this slowdown. It was also widely believed that a recovery was likely late in the fourth quarter or by the first half of 2002. The terrorist attacks on September 11 dramatically changed the economic landscape. The likely economic recovery is now not expected until the middle of 2002, at the earliest.

This "shock" to the economic system further bruised an already beaten stock market. Fixed income securities, on the other hand, continued to appreciate as interest rates fell even further. The Federal Reserve lowered interest rates a total of eight times as of September 30, 2001 (which includes seven times before the terrorist attacks) in a consistent effort to provide liquidity, safety, and soundness to the financial system. The full effect of these rate cuts is not likely to be felt until early 2002. The investment returns of the major domestic stock and bond market indices tell the story of this lengthened economic downturn, disappointed stock market, and continued "flight to quality" into bonds and other conservative asset classes.


                                      OCT. 2000 - SEPT. 2001
      S&P 500 Composite Index: ............   (26.62)%
      NASDAQ: .............................   (59.19)%
      Lehman Brothers Intermediate
      Gov't/Credit Bond Index: ............    12.91%


FUND PERFORMANCE AND HIGHLIGHTS

Investment performance of the CNI Charter Funds was generally in line with -- or better than -- the relevant investment and competitive benchmarks during this turbulent period.

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                                CNI CHARTER FUNDS
2

LETTER TO OUR SHAREHOLDERS
September 30, 2001

--------------------------------------------------------------------------------

The 16.36% drop in the LARGE CAP VALUE EQUITY FUND was significantly better than the 26.62% drop in the overall equity market (as measured by the S&P 500 Composite Index). The greater drop in the LARGE CAP GROWTH EQUITY FUND was reflective of growth-oriented equity funds in general, but significantly better than most of the relevant competitors over this period. Similarly, although we outpaced the competition on a relative basis, the dramatic pull back in technology stocks during this period significantly affected the value of our TECHNOLOGY GROWTH FUND. In all three cases, however, we see these setbacks as temporary, bear-market phenomena that will reverse themselves over the course of time. We remain confident that our equity funds will continue to provide competitive returns in line with their respective risk parameters.

On both an absolute and relative basis, the four CNI Charter Bond Funds exhibited strong returns during the period. In all cases, these Funds produced solid, positive, highly competitive returns in line with their risk and return objectives. The CORPORATE BOND FUND led the way with a 12.14% total return for the year ending September 30, with the GOVERNMENT BOND FUND in close second, up 11.67% and the CALIFORNIA TAX EXEMPT BOND FUND up 7.21%. Although the HIGH YIELD BOND FUND lost 2.45% during the year, reflective of the extreme pressures on high yield bonds in general, our Fund was significantly ahead of the competition (which averaged a loss of 12.91% during the same period).

Lastly, all three of the CNI Charter Money Market Funds produced steady, consistent, and competitive returns. These returns were in line with their respective, conservatively oriented investment mandates.

Please read the following pages carefully as they contain important information on the assets and financial condition of the Funds. If you have any questions about this report or the CNI Charter Funds, please call your investment professional or (888) 889-0799.

Thank you for choosing the CNI Charter Funds.


Sincerely,

/S/Vernon C. Kozlen

VERNON C. KOZLEN
Chairman
City National Asset Management, Inc.


/S/Richard A. Weiss

RICHARD A. WEISS
President and Chief Investment Officer
City National Asset Management, Inc.


--------------------------------------------------------------------------------
                            NEW EQUITY FUND AVAILABLE
        On October 1, 2001, a new fund is being added to our family, the

                      CNI CHARTER RCB SMALL CAP VALUE FUND

    The addition of a small cap equity fund broadens our array of investment opportunities and increases our CNI Charter Fund family to eleven funds.
        The new Fund seeks capital appreciation through investment in the equities of smaller domestic corporations that are considered to be undervalued. Reed, Conner and Birdwell ("RCB"), an independent subsidiary of City National Corporation and a 30-year veteran in small cap investing, acts as the sub-advisor to the Fund.

            To obtain a prospectus for the CNI Charter RCB Small Cap
                    Value Fund, please call (888) 889-0799.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

INVESTMENT ADVISER'S REPORT
September 30, 2001

Equity Funds
--------------------------------------------------------------------------------

During a tough year for the equity markets, it's difficult to highlight performance which is strong relative to the markets but still in negative territory. It is important to note that each of the CNI Charter Equity Funds beat their respective benchmarks for the year ending September 30, 2001, and all three Funds performed in line with or better than their peer groups. Our equity management team has remained faithful to a disciplined investment approach that relies heavily on in-depth research and focuses on long term results.

For the 12 months ended September 30, 2001, the Institutional Class shares of the CNI CHARTER LARGE CAP VALUE EQUITY FUND returned -16.36%. By comparison, the S&P Barra Large Value Index returned -16.89% and the Lipper Large Cap Value Index returned -15.60%, during the same period. The Fund's overweighting in financial and consumer cyclical stocks and underweighting in technology stocks, relative to its investment benchmark, enhanced its performance. With significant exposure in the energy and telecommunication sectors, our solid stock selection proved crucial in adding value. Stocks in the Large Cap Value Equity Fund that performed well over this time period include Engelhard (+45%) and Texaco (+27%).

For the 12 months ended September 30, 2001, the Institutional Class shares of the CNI CHARTER LARGE CAP GROWTH EQUITY FUND returned -32.12%. By comparison, the S&P Barra Large Growth Index returned -35.70% and the Lipper Large Cap Growth Index returned -45.68% during the same period. Due to an underweighting in the technology sector and overweighting in the financial and consumer staples sectors, the Fund outperformed its Barra Index benchmark and its Lipper peer group. The Fund also had significant exposure to the health care and capital goods sectors. Stocks in this Fund that performed well include King Pharmaceuticals and ITT Industries (returning 67% and 40%, respectively, over the same period).

The magnitude of the revenue and profit declines, and the size of inventory writedowns at some of the companies in the CNI CHARTER TECHNOLOGY GROWTH FUND was a major concern. This served to underscore just how much the swift drop in demand for technology products caught the management of these companies off-guard. In spite of this difficult environment in the technology sector, the Fund managed to beat its benchmark, the Russell 3000 Technology Index, by nearly 1%. Since its inception, more significantly, the Fund's performance was 324 basis points ahead of the competitive field, as measured by the Lipper Science and Technology Fund Index.(1) Large-cap companies with strong financial and strategic positions and diversified revenue streams held up best. Fortunately, some of the Fund's largest positions, including Microsoft and International Business Machines, are in this category. We may be starting to see light at the end of the tunnel for the technology sector. Several technology market leaders have recently proclaimed stabilization of their businesses and their earnings will face favorable year-on-year comparisons going into 2002. The Fund holds substantial positions in network storage provider EMC-Mass and chipmaker Texas Instruments, which we expect to be among the first to participate in a tech-sector recovery. We continue to make substantial investments in areas that may participate in an economic recovery and which have strong long-term growth prospects, including software, computer services, storage, and wireless telecom.

Recent events have reminded us of the volatility inherent in equity investing and of the opportunities for long-term investors that are created by rapidly changing conditions. We believe the CNI Charter Equity Funds provide investors a way to participate in the long-term growth of the economy. The Funds are well positioned to withstand economic and political developments and market movements while providing long-term capital appreciation.


Sincerely,

/S/Richard K. Barnett

RICHARD K. BARNETT, CFA
Director of Equities
City National Asset Management, Inc.

(1) Please note that the Fund's inception date was October 3, 2000 (one day short of the full fiscal year period) and that the Fund's performance for this shortened period is being compared to full fiscal year returns for the Russell benchmark and the Lipper peer group.

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
4

FUND OVERVIEW
September 30, 2001

Large Cap Value Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE FUND SEEKS TO PROVIDE CAPITAL APPRECIATION AND MODERATE INCOME CONSISTENT WITH CURRENT RETURNS AVAILABLE IN THE MARKET PLACE BY INVESTING IN LARGE U.S.
 CORPORATIONS AND U.S. DOLLAR DENOMINATED AMERICAN DEPOSITORY RECEIPTS OF LARGE
     FOREIGN CORPORATIONS WHICH ARE UNDERVALUED AND WHOSE MARKET VALUATIONS
                COMPARE FAVORABLY RELATIVE TO SIMILAR COMPANIES.
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CNI LARGE
          CAP VALUE EQUITY FUND, INSTITUTIONAL CLASS OR CLASS A SHARES,
         VERSUS THE S&P 500/BARRA VALUE INDEX, AND THE LIPPER LARGE CAP
                          VALUE FUNDS CLASSIFICATION(*)

                              [LINE GRAPH OMITTED]

     CNI LARGE CAP VALUE        CNI LARGE CAP     S&P 500/BARRA     LIPPER LARGE
  EQUITY FUND, INSTITUTIONAL  VALUE EQUITY FUND,     /BARRA           CAP VALUE
        CLASS SHARES          CLASS A SHARES      VALUE INDEX   FUNDS CLASSIFICATION
1/31/00   10,000                    10,000            10,000             10,000
9/30/00   10,530                    10,525            10,781             10,635
9/30/01    8,807                     8,769             8,960              9,338

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                              TICKER           ONE YEAR     ANNUALIZED INCEPTION
   SHARES                     SYMBOL            RETURN             TO DATE
--------------------------------------------------------------------------------
   Institutional Class (1)^    CNLIX           (16.36)%            (9.39)%
--------------------------------------------------------------------------------
   Class A (2)                 CVEAX           (16.68)%            (9.62)%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.
(2) Commenced operations on April 13, 2000.
 ^ The Fund's Institutional Class shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.
+ Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                 % OF
                               PORTFOLIO
Exxon Mobil                       4.5

Citigroup                         3.6

SBC Communications                3.1

American International Group      3.0

AOL Time Warner                   2.9

Verizon Communications            2.6

JP Morgan Chase                   2.2

Bank of America                   2.2

Wells Fargo                       2.1

Target                            1.5
*Excludes cash equivalents.

--------------------------------------------------------------------------------
TOP FIVE SECTORS
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

CONSUMER CYCLICALS                         8.4%
COMMUNICATION SERVICES                     9.3%
CONSUMER STAPLES                          12.3%
ENERGY                                    12.4%
FINANCIALS                                33.0%
OTHER                                     24.6%

% OF PORTFOLIO
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

FUND OVERVIEW
September 30, 2001

Large Cap Growth Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE FUND SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING IN LARGE U.S. CORPORATIONS AND U.S. DOLLAR DENOMINATED AMERICAN DEPOSITORY RECEIPTS OF LARGE
  FOREIGN CORPORATIONS WITH THE POTENTIAL FOR GROWTH AND THAT POSSESS SUPERIOR
       MANAGEMENT, STRONG MARKET POSITION, CONSISTENT RECORDS OF INCREASED
            EARNINGS AND A STRONG OPERATING AND FINANCIAL POSITION.
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CNI LARGE CAP GROWTH EQUITY FUND, INSTITUTIONAL CLASS OR CLASS A SHARES, VERSUS THE S&P
                  500/BARRA GROWTH INDEX, AND THE LIPPER LARGE
                       CAP GROWTH FUNDS CLASSIFICATION(*)

                              [LINE GRAPH OMITTED]

           CNI LARGE CAP          CNI LARGE CAP                   LIPPER LARGE CAP
        GROWTH EQUITY FUND,    GROWTH EQUITY FUND,  S&P 500/BARRA    GROWTH FUNDS
    INSTITUTIONAL CLASS SHARES   CLASS A SHARES     GROWTH INDEX    CLASSIFICATION
1/31/00      10,000                  10,000              10,000           10,000
9/30/00       9,873                   9,852              10,025           10,657
9/30/01       6,702                   6,670               6,446            6,004

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                            TICKER           ONE YEAR     ANNUALIZED INCEPTION
   SHARES                    SYMBOL            RETURN             TO DATE
--------------------------------------------------------------------------------
   Institutional Class (1)^  CNGIX           (32.12)%           (23.22)%
--------------------------------------------------------------------------------
   Class A (2)               CLEAX           (32.30)%           (23.44)%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.
(2) Commenced operations on March 28, 2000.
 ^ The Fund's Institutional Class shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.
 + Class A Shares performance for the period prior to March 28, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                 % OF
                               PORTFOLIO
Microsoft                         6.0

General Electric                  5.7

Pfizer                            4.9

Wal-Mart Stores                   4.5

Merck                             3.7

International Business Machines   3.2

Intel                             3.2

SBC Communications                3.1

Bristol-Myers Squibb              2.9

Johnson & Johnson                 2.8

--------------------------------------------------------------------------------
TOP FIVE SECTORS
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

CAPITAL GOODS                              9.6%
CONSUMER CYCLICALS                        12.7%
CONSUMER STAPLES                          18.7%
TECHNOLOGY                                20.2%
HEALTH CARE                               26.9%
OTHER                                     11.9%

% OF PORTFOLIO
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
6

FUND OVERVIEW
September 30, 2001

Technology Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE FUND SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION BY INVESTING IN CORPORATIONS AND U.S. DOLLAR DENOMINATED AMERICAN DEPOSITORY RECEIPTS OF
 FOREIGN CORPORATIONS WITH THE POTENTIAL FOR GROWTH AND THAT ARE ENGAGED IN THE
                    PRODUCTION, DISTRIBUTION AND DEVELOPMENT
         OF PRODUCTS OR SERVICES BASED ON TECHNOLOGY AND SHOULD BENEFIT
           SIGNIFICANTLY FROM ADVANCES OR IMPROVEMENTS IN TECHNOLOGY.
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CNI
          TECHNOLOGY GROWTH EQUITY FUND, INSTITUTIONAL CLASS OR CLASS A
        SHARES, VERSUS THE RUSSELL 3000 TECHNOLOGY INDEX, AND THE LIPPER
                  SCIENCE & TECHNOLOGY FUNDS CLASSIFICATION(*)

                              [LINE GRAPH OMITTED]

                CNI TECHNOLOGY       CNI TECHNOLOGY    RUSSELL 3000  LIPPER SCIENCE &
             GROWTH EQUITY FUND,   GROWTH EQUITY FUND,  TECHNOLOGY   TECHNOLOGY FUNDS
         INSTITUTIONAL CLASS SHARES  CLASS A SHARES       INDEX       CLASSIFICATION
10/31/00            10,000                10,000            10,000            10,000
 9/30/01             3,530                 3,525             3,675             3,272

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 TICKER            CUMULATIVE INCEPTION
   SHARES                        SYMBOL                   TO DATE
--------------------------------------------------------------------------------
   Institutional Class (1)^       CTEIX                   (64.56)%
--------------------------------------------------------------------------------
   Class A (2)                    CTGAX                   (65.37)%
--------------------------------------------------------------------------------
(1) Commenced operations on October 3, 2000.
(2) Commenced operations on October 23, 2000.
 ^ The Fund's Institutional Class shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                 % OF
                               PORTFOLIO
International Business Machines   6.3

Microsoft                         5.8

Intel                             5.2

EMC-Mass                          4.3

Texas Instruments                 4.2

Electronic Data Systems           3.5

Oracle                            3.5

Cisco Systems                     3.5

Nokia ADR                         3.0

Qualcomm                          3.0

--------------------------------------------------------------------------------
TOP FIVE SECTORS
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

BUSINESS SERVICES                          5.5%
COMMUNICATIONS EQUIPMENT                  13.3%
PREPACKAGING SOFTWARE                     17.3%
COMPUTERS & SERVICES                      20.0%
SEMI-CONDUCTORS/INSTRUMENTS               21.8%
OTHER                                     22.1%

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

INVESTMENT ADVISER'S REPORT
September 30, 2001

Fixed Income Funds
--------------------------------------------------------------------------------


With investors flocking to fixed income securities for safety in this uncertain economic time, the fixed income markets are closing in on a very strong 2001. Net purchases of bond funds outpaced those of equity funds for the first time in a decade.

During this fiscal year, the Federal Open Market Committee has been very active in trying to bolster economic growth -- easing interest rates eight times for a total of 3.5% in reductions. This stimulative monetary policy seemed to be taking hold, and signs of an imminent economic rebound were beginning to surface, that is until the financial markets were disrupted with the events of September 11. Subsequent to the tragedies that occurred near the end of the third quarter (our Funds' fiscal year end), the fears resurfaced that the U.S. economy was slipping into a recession. The fixed income markets immediately reverted back to a "flight to quality" stance as investors sought safety in U.S. Treasury and Government instruments.

CNI CHARTER BOND FUNDS

The CORPORATE BOND FUND produced a total return of 12.14%. For the same period, the Lehman Intermediate Credit Index returned 12.95% and the Lehman Intermediate Corporate Index returned 12.69%. The Fund maintained a higher quality profile than the Lehman indices during this period. Performance for the Fund reflected a heavier concentration in "A" rated corporate bonds and a lesser concentration in "Baa" bonds than the indices, which is a strategy we continue to employ, confident that it will pay off in a declining economic environment. As with the Government Fund, our performance compares very favorably within its peer group, where the Lipper Short Intermediate Investment Grade Index was up 11.12%. Our benchmark index comparison is changing to the Lehman Intermediate Corporate Index from theLehman Intermediate Credit Index. This new index is a more appropriate representation of the Fund's objective because it excludes non-corporate issuers such as sovereign and supranational agencies.


The GOVERNMENT BOND FUND produced a total return of 11.67%. For the same period, the Lehman Intermediate U.S. Government Bond Index returned 12.87%. The relative performance against the index underscores our marginal exposure to callable agencies, where several issues were in fact called away necessitating reinvestment at lower yields. Currently the Fund is modestly overweighted in agency issues relative to the benchmark that should aid its relative performance over the long term. Our Fund and the Lehman Index benchmark both outperformed the average fund in its peer group, where the Lipper Short Intermediate U.S. Government Index was up 11.18%.

The CALIFORNIA TAX EXEMPT BOND FUND produced a total return of 7.21%. For the same period, the Lehman MF CA Intermediate-Short Municipal Index returned 8.14% and the Lehman Quality Intermediate (1-10 Year Blend) Muni Index returned 9.15%. The Fund's shorter maturity profile caused returns to marginally lag behind both the Lehman MF CA Intermediate-Short and the national Lehman Quality indices. In addition, our Fund has excellent relative performance when compared to other California funds within the peer group, where the Lipper CA Short Intermediate Municipal Debt Fund average was up 6.74%. Please note that we are changing our index comparison to the Lehman MF CA Intermediate-Short Municipal Index from the Lehman Quality Intermediate (1-10 year blend) Index. This new index provides a comparison that better represents a California tax-exempt bond index rather than a national tax-exempt bond index.

The HIGH YIELD BOND FUND produced a total return of -2.45%. For the same period, the Lehman U.S. Corporate High Yield Bond Index returned -5.69% and the Lipper High Yield Bond Fund Index returned -12.77%. When compared to both the Index and Lipper peer group, on a relative basis, the Fund performed rather well. The Fund benefited from both sector and issuer selection, with heavy concentration in the better performing gaming and telecommunications sectors.

STRATEGIC OUTLOOK FOR BOND FUNDS

As we maintain our strategy of enhancing total returns to our Funds through the maturity, sector and issuer selection processes, we will endeavor to ensure that the risk/reward profile is favorable for each Fund. For the non-government Funds, our focus going forward is to closely monitor and manage issuer credit quality.


Sincerely,

/S/Rodney J. Olea

RODNEY J. OLEA

Director of Fixed Income
City National Asset Management, Inc.

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
8

FUND OVERVIEW
September 30, 2001

Corporate Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE FUND SEEKS TO PROVIDE CURRENT INCOME (AS THE PRIMARY COMPONENT OF A TOTAL
      RETURN, INTERMEDIATE DURATION STRATEGY) BY INVESTING IN A DIVERSIFIED PORTFOLIO OF INVESTMENT GRADE FIXED INCOME SECURITIES PRIMARILY CORPORATE
                   BONDS ISSUED BY DOMESTIC AND INTERNATIONAL
                     COMPANIES DENOMINATED IN U.S. DOLLARS.
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CNI CORPORATE BOND FUND, INSTITUTIONAL CLASS OR CLASS A SHARES, VERSUS THE LEHMAN
 INTERMEDIATE CORPORATE INDEX, THE LEHMAN INTERMEDIATE CREDIT INDEX, AND LIPPER
           SHORT/INTERMEDIATE INVESTMENT GRADE DEBT FUNDS OBJECTIVE(*)

                              [LINE GRAPH OMITTED]

               CNI CORPORATE         CNI CORPORATE        LEHMAN        LEHMAN    LIPPER SHORT/INTERMEDIATE
                 BOND FUND,            BOND FUND,      INTERMEDIATE  INTERMEDIATE   INVESTMENT GRADE DEBT
         INSTITUTIONAL CLASS SHARES  CLASS A SHARES  CORPORATE INDEX CREDIT INDEX       FUNDS OBJECTIVE
1/31/00            10,000                  10,000           10,000         10,000           10,000
9/30/00            10,595                  10,610           10,645         10,644           10,577
9/30/01            11,882                  11,892           11,996         12,023           11,664

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             TICKER           ONE YEAR     ANNUALIZED INCEPTION
   SHARES                    SYMBOL            RETURN             TO DATE
--------------------------------------------------------------------------------
   Institutional Class (1)^   CNCIX           12.14%             10.47%
--------------------------------------------------------------------------------
   Class A (2)                CCBAX           12.08%             10.54%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

 ^ The Fund's Institutional Class shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

 + Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                 % OF
                               PORTFOLIO
Donaldson, Lufkin, Jenrette
  6.500%, 06/01/08                4.0
Lehman Brothers Holdings
  8.250%, 06/15/07                3.8
AXA Financial
  7.750%, 08/01/10                3.4
Qwest Capital Funding
  7.750%, 08/15/06                3.3
Public Service Oklahoma, Ser S
  7.250%, 07/01/03                3.3
Citigroup  5.750%, 05/10/06       3.2
EL Paso, MTN
  6.950%, 12/15/07                3.2
AOL Time Warner
  6.750%, 04/15/11                3.1
Legg Mason
  6.500%, 02/15/06                3.0
Sprint Capital  6.125%, 11/15/08  3.0

--------------------------------------------------------------------------------
TOP FIVE SECTORS
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

ELECTRICAL SERVICES                        7.7%
TELECOMMUNICATIONS                        12.9%
BANKS                                     12.9%
FINANCIAL SERVICES                        13.1%
INVESTMENT BANKER/BROKER DEALER           16.3%
OTHER                                     37.1%

% OF PORTFOLIO

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

FUND OVERVIEW
September 30, 2001

Government Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE FUND SEEKS TO PROVIDE CURRENT INCOME (AS THE PRIMARY COMPONENT OF A TOTAL
     RETURN, INTERMEDIATE DURATION STRATEGY) BY INVESTING PRIMARILY IN U.S. GOVERNMENT SECURITIES EITHER ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR
                       ITS AGENCIES OR INSTRUMENTALITIES.
--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CNI GOVERNMENT BOND FUND, INSTITUTIONAL CLASS OR CLASS A SHARES,
         VERSUS THE LEHMAN INTERMEDIATE U.S. GOVERNMENT BOND INDEX, AND THE LIPPER SHORT/INTERMEDIATE U.S. GOVERNMENT BOND FUNDS OBJECTIVE(*)

                              [LINE GRAPH OMITTED]

    CNI GOVERNMENT BOND CNI GOVERNMENT LEHMAN INTERMEDIATE  LIPPER SHORT/INTERMEDIATE
    FUND, INSTITUTIONAL    BOND FUND,    U.S. GOVERNMENT      U.S. GOVERNMENT BOND
      CLASS SHARES      CLASS A SHARES     BOND INDEX           FUNDS OBJECTIVE
1/31/00  10,000               10,000           10,000               10,000
9/30/00  10,594               10,566           10,661               10,562
9/30/01  11,831               11,755           12,034               11,715

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             TICKER           ONE YEAR     ANNUALIZED INCEPTION
   SHARES                    SYMBOL            RETURN             TO DATE
--------------------------------------------------------------------------------
   Institutional Class (1)^   CNBIX           11.67%             10.13%
--------------------------------------------------------------------------------
   Class A (2)                CGBAX           11.25%              9.71%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

 ^ The Fund's Institutional Class shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

 + Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                 % OF
                               PORTFOLIO
FHLB 7.250%, 05/13/05            12.4
FFCB 5.120%, 04/26/05             8.3
U.S. Treasury Notes
  6.125%, 08/15/07                8.2
GNMA 6.000%, 09/20/31             6.0
U.S. Treasury Notes
  7.500%, 05/15/02                4.9
U.S. Treasury Notes
  7.250%, 05/15/04                4.4
U.S. Treasury Notes
  5.750%, 11/15/05                4.3
FHLB 5.625%, 02/15/08             4.2
FHLB 6.250%, 07/12/02             4.1
FHLMC 6.250%, 01/14/09            4.0

--------------------------------------------------------------------------------
TOP SECTORS
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

MORTGAGE-BACKED               6.1%
TREASURY                     38.2%
AGENCY                       52.6%
OTHER                         3.1%

% OF PORTFOLIO

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
10

FUND OVERVIEW
September 30, 2001

California Tax Exempt Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        THE FUND SEEKS TO PROVIDE CURRENT INCOME EXEMPT FROM FEDERAL AND
           CALIFORNIA STATE INCOME TAX (AS THE PRIMARY COMPONENT OF A
        TOTAL RETURN STRATEGY) BY INVESTING PRIMARILY IN INVESTMENT GRADE
                     CALIFORNIA MUNICIPAL BONDS AND NOTES.
--------------------------------------------------------------------------------

 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CNI CALIFORNIA
     TAX-EXEMPT BOND FUND, INSTITUTIONAL CLASS OR CLASS A SHARES, VERSUS THE LEHMAN MF CA INTERMEDIATE-SHORT MUNICIPAL INDEX, THE LEHMAN 1-10 YEAR QUALITY
     INTERMEDIATE MUNI INDEX, AND THE LIPPER CA SHORT/INTERMEDIATE MUNICIPAL
                             DEBT FUNDS OBJECTIVE(*)

                               [LINE GRAPH OMITTED]

           CNI CALIFORNIA TAX-           CNI CALIFORNIA         LEHMAN MF CA      LEHMAN 1-10 YEAR    LIPPER CA SHORT/INTERMEDIATE
             EXEMPT BOND FUND,       TAX-EXEMPT BOND FUND,  INTERMEDIATE-SHORT  QUALITY INTERMEDIATE         MUNICIPAL DEBT
        INSTITUTIONAL CLASS SHARES       CLASS A SHARES      MUNICIPAL INDEX         MUNI INDEX              FUNDS OBJECTIVE
1/31/00         10,000                       10,000                 10,000                10,000                      10,000
9/30/00         10,506                       10,493                 10,490                10,518                      10,427
9/30/01         11,263                       11,236                 11,344                11,481                      11,129

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                           TICKER           ONE YEAR     ANNUALIZED INCEPTION
   SHARES                  SYMBOL            RETURN             TO DATE
--------------------------------------------------------------------------------
   Institutional Class (1)^ CNTIX             7.21%              7.42%
--------------------------------------------------------------------------------
   Class A (2)              CCTEX             7.08%              7.27%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

 ^ The Fund's Institutional Class shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

 + Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                % OF
                              PORTFOLIO
San Jose, Redevelopment
   Authority, Merged Area
   Redevelopment Project,
   TA, MBIA  6.000%, 08/01/07     3.6
University of California
   Authority, University Medical
   Center Project, RB, AMBAC
   5.750%, 07/01/13               3.5
Napa County, Flood Protection
   & Watershed Improvement
   Authority, Ser A, RB, FGIC
   5.000%, 06/15/13               3.4
Wisconsin State, Transportation
   Authority, Ser A, RB
   5.000%, 07/01/06               3.1
Pomona, Unified School District
   Authority, Ser A, GO, MBIA
   6.150%, 08/01/15               3.0
Los Angeles County,
   Transportation Commission
   Sales Tax Authority, Property
   Second Senior Project, Ser A,
   RB, MBIA  6.500%, 07/01/07     3.0
Chicago, O'Hare International
   Airport Authority, Passenger
   Facility Charge Project, Ser A,
   RB, AMBAC  5.625%, 01/01/12    2.7
Illinois State, Toll Highway
   Authority, Ser A, RB
   6.375%, 01/01/03               2.7
Waunakee, Community School
   District Authority, GO, FGIC
   5.375%, 04/01/10               2.7
Puerto Rico Commonwealth,
   Highway & Transportation
   Authority, Ser X, RB, MBIA
   5.100%, 07/01/03               2.7

--------------------------------------------------------------------------------
TOP FIVE SECTORS
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

EDUCATION REVENUE                          6.9%
GENERAL OBLIGATIONS                       11.4%
UTILITY REVENUE                           14.2%
SCHOOL DISTRICT GENERAL OBLIGATION        15.7%
TRANSPORTATION REVENUE                    21.1%
OTHER                                     30.7%

% OF PORTFOLIO

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

FUND OVERVIEW
September 30, 2001

High Yield Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE FUND SEEKS TO MAXIMIZE TOTAL RETURN BY INVESTING PRIMARILY IN FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE INCLUDING CORPORATE BONDS AND
 DEBENTURES, CONVERTIBLE AND PREFERRED SECURITIES, AND ZERO COUPON OBLIGATIONS.
   THE FUND MAY ALSO INVEST IN FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE ISSUED BY GOVERNMENTS AND AGENCIES, BOTH U.S. AND FOREIGN, AND IN EQUITY
  SECURITIES. THE FUND SEEKS TO INVEST IN SECURITIES THAT OFFER A HIGH CURRENT
         YIELD AS WELL AS TOTAL RETURN POTENTIAL AND DIVERSIFIES ACROSS
                ISSUERS, INDUSTRIES AND SECTORS TO CONTROL RISKS.
--------------------------------------------------------------------------------

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CNI HIGH
     YIELD BOND FUND, INSTITUTIONAL CLASS OR CLASS A SHARES, VERSUS THE CSFB
      HIGH YIELD BOND INDEX, DEVELOPED COUNTRIES ONLY, AND THE LIPPER HIGH
                        CURRENT YIELD FUNDS OBJECTIVE(*)

                              [LINE GRAPH OMITTED]

            CNI HIGH YIELD    CNI HIGH YIELD     CSFB HIGH YIELD      LIPPER HIGH
         FUND, INSTITUTIONAL    BOND FUND,    BOND INDEX, DEVELOPED  CURRENT YIELD
             CLASS SHARES     CLASS A SHARES     COUNTRIES ONLY     FUNDS OBJECTIVE
1/31/00      10,000             10,000              10,000              10,000
9/30/01      10,412             10,386               9,966               9,848
9/30/00      10,157             10,102               9,459               8,940

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             TICKER           ONE YEAR     ANNUALIZED INCEPTION
   SHARES                    SYMBOL            RETURN             TO DATE
--------------------------------------------------------------------------------
   Institutional Class (1)^   CHYIX           (2.45)%             0.96%
--------------------------------------------------------------------------------
   Class A (1)                CHBAX           (2.74)%             0.64%
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

  ^ The Fund's Institutional Class shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                 % OF
                               PORTFOLIO
Voicestream Wireless
  10.375%, 11/15/09               2.2
Key Energy Group, Convertible
  to 25.9740 Shares
  5.000%, 09/15/04                2.1
Mohegan Tribal Gaming
  8.375%, 07/01/11                1.5
National Wine & Spirits
  10.125%, 01/15/09               1.5
Pantry 10.250%, 10/15/07          1.5
Aztar 9.000%, 08/15/11            1.5
Cumulus Media
  10.375%, 07/01/08               1.5
Magellan Health Services
  9.000%, 02/15/08                1.4
Riverwood International
  10.875%, 04/01/08               1.4
Brand Scaffold Services
  10.250%, 02/15/08               1.4

--------------------------------------------------------------------------------
TOP FIVE SECTORS
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

MEDICAL                                    6.9%
BROADCASTING, NEWSPAPERS & ADVERTISING    11.1%
ENTERTAINMENT                             11.6%
TELECOMMUNICATIONS                        11.9%
PETROLEUM & FUEL PRODUCTS                  12.1%
OTHER                                     46.4%

% OF PORTFOLIO

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
12

INVESTMENT ADVISER'S REPORT
September 30, 2001

Money Market Funds
--------------------------------------------------------------------------------

CNI Charter Money Market Funds experienced incredible growth -- increasing to $4.2 billion in assets for the fiscal year ending September 30, 2001. This growth is attributable to our institutions' cross-selling efforts and in part reflects investor uncertainty in a softening economy.

The Federal Open Market Committee lowered rates eight times during the fiscal year for a total of 3.5% in reductions. This stimulative action by the Fed dramatically lowered the yields on short-term investments -- typical assets found within money market mutual funds. Our Money Market Funds maintained a moderate maturity profile during this period and performed well in a declining economic and interest rate environment.

The CNI CHARTER PRIME MONEY MARKET FUND continues to emphasize quality and liquidity as the economy points toward a recession. With numerous quality downgrades occurring in this lackluster economy, the Fund is focused on top-tier commercial paper and government securities. Additionally, our average maturity profile has been favorable in this declining interest rate period.

The CNI CHARTER GOVERNMENT MONEY MARKET FUND was well positioned during this decreasing interest rate environment. During the majority of this period, the Fund maintained a longer average maturity profile than most funds in its peer group. The Fund's yield was also enhanced by our concentration in government securities versus U.S. Treasury instruments.

Our objective for the CNI CHARTER CALIFORNIA TAX EXEMPT MONEY MARKET FUND has always been safety and liquidity. This remains true especially in light of the deteriorating credit quality of some California issuers. Notably, the Fund was completely void of securities subject to the Alternative Minimum Tax (AMT), sub-prime rated issues and derivative issues. Due to our extensive coverage by financial institutions, the Fund's investment strategy was not hindered by the scarce supply of qualified California tax-exempt issues during the summer months.

STRATEGIC OUTLOOK

Nothing can be more important in these trying economic and uncertain times than safety of principal and liquidity. As always, these remain the hallmarks of the CNI Charter Money Market Funds. Our strategies continue to focus on quality and liquidity while providing enhanced yields over other comparable instruments.


Sincerely,

/S/Rodney J. Olea

RODNEY J. OLEA
Director of Fixed Income
City National Asset Management, Inc.

--------------------------------------------------------------------------------
TOP FIVE SECTORS
--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

CORPORATE BONDS                            1.5%
REGISTERED INVESTMENT COMPANIES            4.1%
U.S. GOVERNMENT AGENCY OBLIGATIONS        27.0%
COMMERCIAL PAPER                          67.4%

% OF PORTFOLIO

--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

FFCB                                       3.1%
REPURCHASE AGREEMENTS                      7.3%
FHLB                                      19.9%
FHLMC                                     34.0%
FNMA                                      34.4%
OTHER                                      1.3%

% OF PORTFOLIO

--------------------------------------------------------------------------------
CALIFORNIA TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

CORPORATE                                  8.1%
HOSPITAL                                   8.8%
ANNUAL APPROPRIATION                      12.4%
CASH FLOW                                 15.9%
MULTI-FAMILY HOUSING                      22.7%
OTHER                                     32.1%

% OF PORTFOLIO
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

Large Cap Value Equity Fund
--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------

COMMON STOCK (97.6%)
   ALUMINUM (1.2%)
   Alcan                                 4,000      $    120
   Alcoa                                 7,000           217
                                                    --------
     TOTAL ALUMINUM                                      337
                                                    --------

   AUTOMOTIVE (0.8%)
   General Motors                        5,150           221
                                                    --------

   BANKS (11.2%)
   Bank of America                      10,527           615
   Comerica                              5,300           294
   FleetBoston Financial                 8,800           323
   JP Morgan Chase                      18,005           615
   SouthTrust                            6,000           153
   Suntrust Banks                        3,000           200
   Union Planters                        2,800           120
   US Bancorp                           10,200           226
   Wells Fargo                          13,230           588
                                                    --------
     TOTAL BANKS                                       3,134
                                                    --------

   BROADCASTING, NEWSPAPERS &
     ADVERTISING (1.6%)
   Clear Channel Communications*         3,400           135
   Comcast, Cl A*                        8,400           301
                                                    --------
     TOTAL BROADCASTING, NEWSPAPERS &
       ADVERTISING                                       436
                                                    --------

   BUILDING & CONSTRUCTION (0.9%)
   Centex                                2,400            81
   KB Home                               3,100            88
   McDermott International*              8,400            69
                                                    --------
     TOTAL BUILDING & CONSTRUCTION                       238
                                                    --------

   BUSINESS SERVICES (0.7%)
   Electronic Data Systems               1,800           104
   First Data                            1,400            82
                                                    --------
     TOTAL BUSINESS SERVICES                             186
                                                    --------

   CHEMICALS (2.3%)
   Air Products & Chemicals              7,400           286
   Engelhard                            11,700           270
   Great Lakes Chemical                  3,900            86
                                                    --------
     TOTAL CHEMICALS                                     642
                                                    --------

   COMPUTERS & SERVICES (0.4%)
   International Business Machines       1,150           106
                                                    --------

   DISTRIBUTORS -- FOOD & HEALTH (0.8%)
   Cardinal Health                       3,150           233
                                                    --------

--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------
   DIVERSIFIED MANUFACTURING (3.6%)
   FMC*                                    800       $    39
   Illinois Tool Works                   2,700           146
   ITT Industries                        6,900           309
   Jabil Circuit*                        2,200            39
   Minnesota Mining & Manufacturing      2,840           279
   Textron                               1,300            44
   Tyco International Limited            3,200           146
                                                    --------
     TOTAL DIVERSIFIED MANUFACTURING                   1,002
                                                    --------

   DRUGS (1.4%)
   Merck                                 5,050           336
   Watson Pharmaceuticals*               1,100            60
                                                    --------
     TOTAL DRUGS                                         396
                                                    --------

   ELECTRICAL PRODUCTS (1.5%)
   General Electric                      6,700           249
   Sanmina*                              3,500            48
   Solectron*                           11,500           134
                                                    --------
     TOTAL ELECTRICAL PRODUCTS                           431
                                                    --------

   ELECTRICAL SERVICES (4.0%)
   Entergy                               1,700            60
   Exelon                                2,100            94
   FirstEnergy                           9,700           349
   NiSource                              4,500           105
   Sempra Energy                         8,600           213
   TXU                                   6,300           292
                                                    --------
     TOTAL ELECTRICAL SERVICES                         1,113
                                                    --------

   ENTERTAINMENT (3.7%)
   AOL Time Warner*                     24,800           821
   Viacom, Cl B*                         6,405           221
                                                    --------
     TOTAL ENTERTAINMENT                               1,042
                                                    --------

   ENVIRONMENTAL SERVICES (0.5%)
   Waste Management                      5,300           142
                                                    --------

   FINANCIAL SERVICES (9.1%)
   Charter One Financial                 5,250           148
   Citigroup                            24,986         1,012
   Countrywide Credit Industries         5,600           246
   Fannie Mae                            2,100           168
   Franklin Resources                    8,200           284
   Freddie Mac                           5,530           359
   MBNA                                 10,740           325
                                                    --------
     TOTAL FINANCIAL SERVICES                          2,542
                                                    --------
See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
14

STATEMENT OF NET ASSETS
September 30, 2001

Large Cap Value Equity Fund (CONTINUED)
--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------

   FOOD, BEVERAGE & TOBACCO (3.1%)
   Albertson's                           5,000      $    159
   Coca-Cola                             4,975           233
   Safeway*                              6,000           238
   Unilever NV, ADR                      4,400           238
                                                    --------
     TOTAL FOOD, BEVERAGE & TOBACCO                      868
                                                    --------

   GAS/NATURAL GAS (2.6%)
   Dynegy, Cl A                          4,200           146
   EL Paso                               5,500           229
   KeySpan                               3,300           110
   Nicor                                 6,100           236
                                                    --------
     TOTAL GAS/NATURAL GAS                               721
                                                    --------

   HEALTH CARE SERVICES (0.3%)
   UnitedHealth Group                    1,460            97
                                                    --------

   HOTELS & LODGING (0.8%)
   Carnival                             10,000           220
                                                    --------

   HOUSEHOLD PRODUCTS (2.2%)
   Avon Products                         2,900           134
   Fortune Brands                        2,600            87
   Procter & Gamble                      3,800           277
   Whirlpool                             1,900           105
                                                    --------
     TOTAL HOUSEHOLD PRODUCTS                            603
                                                    --------

   INSURANCE (10.0%)
   Allstate                             10,600           396
   AMBAC Financial Group                 3,000           164
   American International Group         10,700           835
   Cigna                                 1,600           133
   Hartford Financial Services Group     4,800           282
   Lincoln National                      7,800           364
   MBIA                                  3,000           150
   Metlife                               7,700           229
   Progressive                           1,100           147
   Torchmark                             2,900           113
                                                    --------
     TOTAL INSURANCE                                   2,813
                                                    --------

   INVESTMENT BANKER/BROKER DEALER (2.3%)
   Bear Stearns                          2,200           110
   Lehman Brothers Holdings              2,600           148
   Morgan Stanley Dean Witter            8,600           399
                                                    --------
     TOTAL INVESTMENT BANKER/BROKER DEALER               657
                                                    --------

   PAPER & PAPER PRODUCTS (0.6%)
   Georgia-Pacific Group                 6,200           179
                                                    --------

--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------

   PETROLEUM & FUEL PRODUCTS (1.9%)
   Anadarko Petroleum                    7,098      $    341
   Nabors Industries*                    4,500            94
   Noble Drilling*                       4,000            96
                                                    --------
     TOTAL PETROLEUM & FUEL PRODUCTS                     531
                                                    --------

   PETROLEUM REFINING (10.2%)
   Chevron                               4,800           407
   Conoco, Cl B                          6,500           165
   Exxon Mobil                          32,260         1,271
   Phillips Petroleum                    3,500           189
   Royal Dutch Petroleum, ADR            3,400           171
   Texaco                                6,390           415
   USX-Marathon Group                    8,800           235
                                                    --------
     TOTAL PETROLEUM REFINING                          2,853
                                                    --------

   PREPACKAGING SOFTWARE (0.5%)
   Computer Associates International     5,625           145
                                                    --------

   PRINTING & PUBLISHING (1.7%)
   Gannett                               4,025           242
   RR Donnelley & Sons                   5,000           135
   Tribune                               3,300           104
                                                    --------
     TOTAL PRINTING & PUBLISHING                         481
                                                    --------

   RETAIL (4.6%)
   Circuit City Stores                   3,800            46
   Darden Restaurants                    5,700           150
   Lowe's                                3,800           120
   May Department Stores                 4,900           142
   Sears Roebuck                         8,700           301
   Staples*                              7,500           100
   Target                               13,160           418
                                                    --------
     TOTAL RETAIL                                      1,277
                                                    --------

   RUBBER & PLASTIC (0.3%)
   Goodyear Tire & Rubber                5,000            92
                                                    --------

   SEMI-CONDUCTORS/INSTRUMENTS (1.8%)
   Applied Micro Circuits*              10,200            71
   Intel                                11,150           228
   Texas Instruments                     8,700           217
                                                    --------
     TOTAL SEMI-CONDUCTORS/INSTRUMENTS                   516
                                                    --------

   STEEL & STEEL WORKS (0.3%)
   USX-U.S. Steel Group                  5,600            78
                                                    --------

   TELEPHONES & TELECOMMUNICATIONS (10.2%)
   BellSouth                             9,600           399
   Corning                              13,600           120


                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

Large Cap Value Equity Fund (CONCLUDED)
--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------

   Nortel Networks                      35,000       $   196
   Qwest Communications International   10,462           175
   SBC Communications                   18,600           876
   Verizon Communications               13,309           720
   WorldCom*                            23,900           360
                                                     -------
     TOTAL TELEPHONES & TELECOMMUNICATIONS             2,846
                                                     -------

   TRUCKING & LEASING (0.5%)
   Ryder System                          7,200           144
                                                     -------
     TOTAL COMMON STOCK
       (Cost $23,009)                                 27,322
                                                     -------

CASH EQUIVALENTS (2.5%)
   Fidelity Institutional Domestic
     Money Market Portfolio, Cl I      278,902           279
   SEI Daily Income Trust Prime
     Obligation Fund, Cl A             429,183           429
                                                     -------
     TOTAL CASH EQUIVALENTS
       (Cost $708)                                       708
                                                     -------
     TOTAL INVESTMENTS (100.1%)
       (Cost $23,717)                                 28,030
     OTHER ASSETS AND LIABILITIES,
       NET (-0.1%)                                       (33)
                                                     -------

NET ASSETS:
   Fund Shares -- Institutional Class
     (unlimited authorization -- $0.01 par
     value) based on 3,579,384 outstanding
     shares of beneficial interest                    22,377
   Fund Shares -- Class A (unlimited
     authorization -- $0.01 par value)
     based on 92,292 outstanding shares of
     beneficial interest                                 892
   Accumulated net realized gain
     on investments                                      415
   Net unrealized appreciation on investments          4,313
                                                     -------
   TOTAL NET ASSETS (100.0%)                         $27,997
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class            $7.63
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A                        $7.62
                                                     -------

*Non-income producing security
ADR -- American Depository Receipt
Cl -- Class

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
16

STATEMENT OF NET ASSETS
September 30, 2001

Large Cap Growth Equity Fund
--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------

COMMON STOCK (97.6%)
   AEROSPACE & DEFENSE (0.4%)
   United Technologies                   1,400      $     65
                                                    --------

   AUTOMOTIVE (0.5%)
   Harley-Davidson                       2,100            85
                                                    --------

   BANKS (2.3%)
   Bank of New York                      3,100           109
   Citigroup                             3,700           150
   State Street                          2,400           109
                                                    --------
     TOTAL BANKS                                         368
                                                    --------

   BIOTECHNOLOGY (1.9%)
   Amgen*                                3,500           206
   Biogen*                               1,000            56
   Medimmune*                            1,100            39
                                                    --------
     TOTAL BIOTECHNOLOGY                                 301
                                                    --------

   BROADCASTING, NEWSPAPERS &
     ADVERTISING (0.4%)
   Univision Communications, Cl A*       2,700            62
                                                    --------

   BUSINESS SERVICES (2.2%)
   Deluxe                                3,200           111
   Electronic Data Systems               1,600            92
   IMS Health                            3,100            78
   Sabre Holdings*                       1,700            46
   TMP Worldwide*                        1,200            34
                                                    --------
     TOTAL BUSINESS SERVICES                             361
                                                    --------

   COMPUTERS & SERVICES (6.8%)
   Cisco Systems*                       19,850           242
   Dell Computer*                       10,165           188
   EMC-Mass*                            10,520           124
   International Business Machines       5,600           517
   Network Appliance*                    4,100            28
                                                    --------
     TOTAL COMPUTERS & SERVICES                        1,099
                                                    --------

   CONSUMER SERVICES (0.3%)
   Robert Half International*            2,800            56
                                                    --------

   DISTRIBUTORS -- FOOD & HEALTH (2.4%)
   Cardinal Health                       3,100           229
   Sysco                                 6,200           158
                                                    --------
     TOTAL DISTRIBUTORS -- FOOD & HEALTH                  387
                                                    --------

   DIVERSIFIED MANUFACTURING (2.9%)
   ITT Industries                        4,000           179
   Tyco International Limited            6,300           287
                                                    --------
     TOTAL DIVERSIFIED MANUFACTURING                     466
                                                    --------


--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------
   DRUGS (18.8%)
   Abbott Laboratories                   1,895      $     98
   American Home Products                  900            52
   Bristol-Myers Squibb                  8,515           473
   Eli Lilly                             4,830           390
   Forest Laboratories*                  1,500           108
   King Pharmaceuticals*                 1,333            56
   Merck                                 8,955           596
   Pfizer                               19,808           794
   Pharmacia                             4,400           178
   Schering-Plough                       7,840           291
                                                    --------
     TOTAL DRUGS                                       3,036
                                                    --------

   ELECTRICAL PRODUCTS (6.1%)
   American Power Conversion*            2,500            29
   General Electric                     24,775           922
   Sanmina*                              2,900            39
                                                    --------
     TOTAL ELECTRIC PRODUCTS                             990
                                                    --------

   ENTERTAINMENT (0.8%)
   Viacom, Cl B*                         1,900            66
   Walt Disney                           3,200            60
                                                    --------
     TOTAL ENTERTAINMENT                                 126
                                                    --------

   FINANCIAL SERVICES (4.8%)
   American Express                      4,800           140
   Capital One Financial                 2,600           120
   Charles Schwab                        5,300            61
   Fannie Mae                            3,300           264
   MBNA                                  1,600            48
   Providian Financial                   2,600            52
   Stilwell Financial                    2,600            51
   USA Education                           600            50
                                                    --------
     TOTAL FINANCIAL SERVICES                            786
                                                    --------

   FOOD, BEVERAGE & TOBACCO (6.8%)
   Campbell Soup                         3,900           109
   Coca-Cola                             8,500           398
   PepsiCo                               5,800           281
   Sara Lee                              6,800           145
   Unilever NV, ADR                      3,105           168
                                                    --------
     TOTAL FOOD, BEVERAGE & TOBACCO                    1,101
                                                    --------

   HEALTH CARE SERVICES (0.6%)
   UnitedHealth Group                    1,600           106
                                                    --------

   HOUSEHOLD PRODUCTS (5.9%)
   Avon Products                         2,100            97
   Clorox                                3,100           115


                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

Large Cap Growth Equity Fund (CONCLUDED)
--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------

   Colgate-Palmolive                     1,900       $   111
   Kimberly-Clark                        3,700           229
   Procter & Gamble                      4,700           342
   Tupperware                            2,800            56
                                                     -------
     TOTAL HOUSEHOLD PRODUCTS                            950
                                                     -------

   INSURANCE (1.4%)
   American International Group          1,700           133
   Marsh & McLennan                        900            87
                                                     -------
     TOTAL INSURANCE                                     220
                                                     -------

   MEDICAL PRODUCTS & SERVICES (5.0%)
   Guidant*                              3,900           150
   Johnson & Johnson                     8,264           458
   Medtronic                             4,070           177
   Zimmer Holdings*                        851            24
                                                     -------
     TOTAL MEDICAL PRODUCTS & SERVICES                   809
                                                     -------

   PREPACKAGING SOFTWARE (8.0%)
   Adobe Systems                         1,600            38
   Microsoft*                           18,965           970
   Oracle*                              22,460           283
                                                     -------
     TOTAL PREPACKAGING SOFTWARE                       1,291
                                                     -------

   RETAIL (12.1%)
   Bed Bath & Beyond*                    3,300            84
   Best Buy*                             1,300            59
   CVS                                   3,100           103
   Gap                                   3,300            39
   Home Depot                            8,500           326
   Kohls*                                1,500            72
   Lowe's                                4,900           155
   Sears Roebuck                         5,300           184
   Starbucks*                            4,000            60
   Target                                4,900           156
   Wal-Mart Stores                      14,675           726
                                                     -------
     TOTAL RETAIL                                      1,964
                                                     -------

   SEMI-CONDUCTORS/INSTRUMENTS (4.1%)
   Altera*                               3,000            49
   Analog Devices*                         700            23
   Applied Materials*                    1,200            34
   Intel                                25,150           514
   Maxim Integrated Products*            1,500            52
                                                     -------
     TOTAL SEMI-CONDUCTORS/INSTRUMENTS                   672
                                                     -------

--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------

   TELEPHONES & TELECOMMUNICATIONS (3.1%)
   SBC Communications                   10,600       $   500
                                                     -------
     TOTAL COMMON STOCK
       (Cost $18,729)                                 15,801
                                                     -------

CASH EQUIVALENTS (2.3%)
   Fidelity Institutional Domestic
     Money Market Portfolio, Cl I      238,389           238
   SEI Daily Income Trust Prime
     Obligation Fund, Cl A             127,452           128
                                                     -------
     TOTAL CASH EQUIVALENTS
       (Cost $366)                                       366
                                                     -------
     TOTAL INVESTMENTS (99.9%)
       (Cost $19,095)                                 16,167
     OTHER ASSETS AND LIABILITIES,
       NET (0.1%)                                         19
                                                     -------

NET ASSETS:
   Fund Shares -- Institutional Class
     (unlimited authorization -- $0.01 par
     value) based on 2,446,384 outstanding
     shares of beneficial interest                    21,200
   Fund Shares -- Class A (unlimited
     authorization -- $0.01 par value) based on
     100,436 outstanding shares of
     beneficial interest                                 973
   Accumulated net realized loss
     on investments                                   (3,059)
   Net unrealized depreciation on investments         (2,928)
                                                     -------
   TOTAL NET ASSETS (100.0%)                         $16,186
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class            $6.36
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A                        $6.33
                                                     -------

* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
18

STATEMENT OF NET ASSETS
September 30, 2001

Technology Growth Fund
--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------

COMMON STOCK (97.5%)
   AEROSPACE & DEFENSE (3.1%)
   General Dynamics                        275      $     24
   Raytheon                                550            19
                                                    --------
     TOTAL AEROSPACE & DEFENSE                            43
                                                    --------

   BIOMEDICAL RESEARCH & PRODUCTS (2.6%)
   Amgen*                                  220            13
   Genentech*                              160             7
   Genzyme-General Division*               360            16
                                                    --------
     TOTAL BIOMEDICAL RESEARCH & PRODUCTS                 36
                                                    --------

   CIRCUIT BOARDS (2.5%)
   Flextronics International Limited*    1,300            21
   Sanmina*                              1,000            14
                                                    --------
     TOTAL CIRCUIT BOARDS                                 35
                                                    --------

   COMMUNICATIONS EQUIPMENT (13.3%)
   Anaren Microwave*                       200             3
   Commscope*                              300             5
   Comverse Technology*                    200             4
   Gemstar-TV Guide International*         900            18
   Juniper Networks*                       400             4
   Motorola                              1,450            23
   Network Appliance*                      575             4
   Nokia ADR                             2,675            42
   Powerwave Technologies*                 600             7
   Qualcomm*                               875            42
   Scientific-Atlanta                    1,000            17
   Tellabs*                              1,650            16
                                                    --------
     TOTAL COMMUNICATIONS EQUIPMENT                      185
                                                    --------

   COMPUTER EQUIPMENT (5.3%)
   Avocent*                                250             4
   Cisco Systems*                        4,005            49
   Jabil Circuit*                        1,200            21
                                                    --------
     TOTAL COMPUTER EQUIPMENT                             74
                                                    --------

   COMPUTER SERVICES (3.8%)
   Electronic Data Systems                 850            49
   Mercury Interactive*                    150             3
                                                    --------
     TOTAL COMPUTER SERVICES                              52
                                                    --------

   COMPUTER SYSTEMS (20.0%)
   Black Box*                              100             4
   Compaq Computer                       2,725            23
   Dell Computer*                        1,500            28
   EMC-Mass*                             5,055            59
   Gateway*                                800             4
   Hewlett-Packard                       1,500            24

--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------

   International Business Machines         950      $     88
   Perot Systems, Cl A*                    500             8
   Solectron*                              900            10
   Sun Microsystems*                     3,675            30
                                                    --------
     TOTAL COMPUTER SYSTEMS                              278
                                                    --------

   MISCELLANEOUS BUSINESS SERVICES (5.5%)
   American Management Systems*            175             2
   Ceridian*                             1,050            15
   CSG Systems International*              550            23
   Inktomi*                                750             2
   NCR*                                    275             8
   RealNetworks*                         1,000             5
   VeriSign*                               350            15
   Wind River Systems*                     575             6
                                                    --------
     TOTAL MISCELLANEOUS BUSINESS SERVICES                76
                                                    --------

   PREPACKAGING SOFTWARE (17.3%)
   Adobe Systems                           475            11
   BEA Systems*                          1,175            11
   Brocade Communications System*          250             3
   Citrix Systems*                         750            15
   Computer Associates International       850            22
   Digex*                                1,975             7
   Intuit*                                 575            21
   Microsoft*                            1,575            81
   National Instruments*                   300             8
   Oracle*                               3,890            49
   Siebel Systems*                         550             7
   Veritas Software*                       300             5
                                                    --------
     TOTAL PREPACKAGING SOFTWARE                         240
                                                    --------

   SEMI-CONDUCTORS/INSTRUMENTS (21.8%)
   Altera*                               1,100            18
   Analog Devices*                         425            14
   Bel Fuse, Cl B                          500            10
   Broadcom, Cl A*                         275             6
   Cree*                                   400             6
   Intel                                 3,525            72
   International Rectifier*                400            11
   Linear Technology                     1,000            33
   LSI Logic*                              517             6
   Maxim Integrated Products*              900            31
   Micrel*                                 100             2
   PMC-Sierra*                             550             6
   QLogic*                                 200             4
   Silicon Storage Technology*             425             2
   Texas Instruments                     2,325            58
   Triquint Semiconductor*                 476             8
   Vitesse Semiconductor*                1,075             8
   Xilinx*                                 300             7
                                                    --------
     TOTAL SEMI-CONDUCTORS/INSTRUMENTS                   302
                                                    --------

                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

Technology Growth Fund (CONCLUDED)
--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS (1.5%)
   CIENA*                                  450       $     5
   Corning                               1,300            11
   Openwave Systems*                       300             4
   Sycamore Networks*                      280             1
                                                     -------
     TOTAL TELEPHONES & TELECOMMUNICATIONS                21
                                                     -------

   TRANSPORTATION SERVICES (0.5%)
   Sabre Holdings*                         250             7
                                                     -------

   WHOLESALE (0.3%)
   Ingram Micro, Cl A*                     300             4
                                                     -------
     TOTAL COMMON STOCK
       (Cost $2,743)                                   1,353
                                                     -------

CASH EQUIVALENTS (2.4%)
   Fidelity Institutional Domestic
     Money Market Portfolio, Cl I        5,079             5
   SEI Daily Income Trust Prime
     Obligation Fund, Cl A              28,545            29
                                                     -------
     TOTAL CASH EQUIVALENTS
       (Cost $34)                                         34
                                                     -------
     TOTAL INVESTMENTS (99.9%)
       (Cost $2,777)                                   1,387
     OTHER ASSETS AND LIABILITIES, NET (0.1%)              1
                                                     -------

NET ASSETS:
   Fund Shares -- Institutional Class
     (unlimited authorization -- $0.01 par
     value) based on 256,047 outstanding
     shares of beneficial interest                     2,324
   Fund Shares -- Class A (unlimited
     authorization -- $0.01 par value) based on
     135,939 outstanding shares of
     beneficial interest                                 885
   Accumulated net realized loss
     on investments                                     (431)
   Net unrealized depreciation on investments         (1,390)
                                                     -------
   TOTAL NET ASSETS (100.0%)                         $ 1,388
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class            $3.54
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A                        $3.54
                                                     -------

* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
20

STATEMENT OF NET ASSETS
September 30, 2001

Corporate Bond Fund
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

CORPORATE BONDS (96.3%)
   AIR TRANSPORTATION (1.3%)
   Federal Express, Ser A2
     7.890%, 09/23/08                   $  407      $    422
                                                    --------

   BANKS (12.7%)
   Chase Manhattan Bank
     7.125%, 02/01/07                      500           541
     7.000%, 06/01/05                      200           214
   Deutsche Bank
     7.500%, 04/25/09                      500           549
   First Union National Bank
     7.125%, 10/15/06                      100           108
   Fleet National Bank
     8.625%, 02/15/05                      100           112
   HSBC Americas
     6.625%, 03/01/09                      500           518
   Norwest, Ser F, MTN
     6.500%, 06/01/05                      125           132
   US Bancorp
     8.000%, 07/02/04                      550           600
   US Bank of Minnesota
     7.550%, 06/15/04                      450           488
   Wachovia
     7.100%, 08/15/04                      600           646
   Wells Fargo
     7.250%, 08/24/05                      250           272
                                                    --------
     TOTAL BANKS                                       4,180
                                                    --------

   CHEMICALS (0.6%)
   Praxair
     6.625%, 10/15/07                      200           209
                                                    --------

   DRUGS (2.6%)
   American Home Products
     7.900%, 02/15/05                      600           662
   Pfizer
     6.625%, 09/15/02                      200           206
                                                    --------
     TOTAL DRUGS                                         868
                                                    --------

   ELECTRIC PRODUCTS (0.3%)
   Emerson Electric
     6.300%, 11/01/05                      100           105
                                                    --------

   ELECTRICAL SERVICES (7.6%)
   Consolidated Edison, Ser 92B
     7.625%, 03/01/04                      100           107
   Florida Power
     6.000%, 07/01/03                      250           258
   Iowa Electric Light & Power
     6.000%, 10/01/08                      200           202
   Otter Tail Power
     7.250%, 08/01/02                      184           190
   Potomac Electric Power
     5.625%, 10/15/03                      150           154

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------
   Public Service Electric & Gas,
     Ser RR 6.125%, 08/01/02            $  300      $    305
   Public Service Oklahoma, Ser S
     7.250%, 07/01/03                    1,000         1,057
   Tampa Electric
     6.125%, 05/01/03                      100           104
   Wisconsin Power & Light, Ser Y
     7.600%, 07/01/05                      100           109
                                                    --------
     TOTAL ELECTRICAL SERVICES                         2,486
                                                    --------

   ENERGY (3.1%)
   EL Paso, MTN
     6.950%, 12/15/07                    1,000         1,028
                                                    --------

   ENTERTAINMENT (3.8%)
   AOL Time Warner
     6.750%, 04/15/11                    1,000         1,020
   Walt Disney
     7.300%, 02/08/05                      200           215
                                                    --------
     TOTAL ENTERTAINMENT                               1,235
                                                    --------

   FINANCIAL SERVICES (13.0%)
   Citigroup
     5.750%, 05/10/06                    1,000         1,037
   Countrywide Funding
     8.250%, 07/15/02                       60            62
   Countrywide Funding, Ser D, MTN
     6.280%, 01/15/03                      100           104
   General Electric Capital, Ser A, MTN
     6.650%, 09/03/02                      500           518
   Kimco Realty, Ser B, MTN
     7.620%, 10/20/04                      775           835
   MBNA America Bank
     6.500%, 06/20/06                      500           511
   Texaco Capital
     8.625%, 06/30/10                      200           235
   Textron Financial
     7.125%, 12/09/04                      800           860
   Wells Fargo Financial
     6.000%, 02/01/04                      100           105
                                                    --------
     TOTAL FINANCIAL SERVICES                          4,267
                                                    --------

   FOOD, BEVERAGE & TOBACCO (2.0%)
   Campbell Soup
     5.625%, 09/15/03                      100           101
   Coca-Cola Enterprises
     7.000%, 10/01/26                      500           546
                                                    --------
     TOTAL FOOD, BEVERAGE & TOBACCO                      647
                                                    --------

   INSURANCE (3.8%)
   AXA Financial
     7.750%, 08/01/10                    1,000         1,091


                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

Corporate Bond Fund (CONTINUED)
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

  Lion Connecticut Holdings
     6.375%, 08/15/03                   $  150      $    156
                                                    --------
     TOTAL INSURANCE                                   1,247
                                                    --------

   INVESTMENT BANKER/BROKER DEALER (16.1%)
   Donaldson, Lufkin, Jenrette
     6.500%, 06/01/08                    1,250         1,306
   Goldman Sachs Group
     6.875%, 01/15/11                      900           927
   Legg Mason
     6.500%, 02/15/06                      950           990
   Lehman Brothers Holdings
     8.250%, 06/15/07                    1,100         1,220
   Merrill Lynch
     7.375%, 05/15/06                      100           109
   Morgan Stanley Dean Witter
     6.100%, 04/15/06                      730           755
                                                    --------
     TOTAL INVESTMENT BANKER/BROKER DEALER             5,307
                                                    --------

   MACHINERY (2.2%)
   Caterpillar
     9.000%, 04/15/06                      620           723
                                                    --------

   PERSONAL CREDIT INSTITUTIONS (5.6%)
   General Motors Acceptance
     7.750%, 01/19/10                      500           523
   General Motors Acceptance, MTN
     6.500%, 10/18/02                      500           515
   Household Finance
     7.200%, 07/15/06                      750           809
                                                    --------
     TOTAL PERSONAL CREDIT INSTITUTIONS                1,847
                                                    --------

   PETROLEUM & FUEL PRODUCTS (3.0%)
   Shell Oil
     6.700%, 08/15/02                      100           103
   Union Oil of California, Ser C, MTN
     7.900%, 04/18/08                      800           887
                                                    --------
     TOTAL PETROLEUM & FUEL PRODUCTS                     990
                                                    --------

   RETAIL (4.2%)
   Gap
     6.900%, 09/15/07                      200           208
   Sears Roebuck Acceptance
     6.700%, 11/15/06                      100           104
   Target
     5.950%, 05/15/06                      740           770
   Wal-Mart Stores
     6.375%, 03/01/03                      150           156
     5.875%, 10/15/05                      150           157
                                                    --------
     TOTAL RETAIL                                      1,395
                                                    --------


--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   SAVINGS & LOAN (1.7%)
   Washington Mutual
     7.500%, 08/15/06                   $  500      $    551
                                                    --------

   TELEPHONES & TELECOMMUNICATIONS (12.7%)
   Bell Atlantic of Maryland
     6.000%, 05/01/03                      200           208
   Bell Atlantic of New Jersey
     5.875%, 02/01/04                      100           104
   Bell Telephone of Pennsylvania
     6.125%, 03/15/03                      100           104
   BellSouth Telecommunications
     6.375%, 06/15/04                      100           106
   Carolina Telephone & Telegraph
     6.125%, 05/01/03                      250           258
   GTE Florida, Ser D
     6.250%, 11/15/05                      200           208
   New York Telephone
     6.500%, 03/01/05                      250           263
     5.625%, 11/01/03                      100           103
   QWest
     6.125%, 11/15/05                      350           355
   Qwest Capital Funding
     7.750%, 08/15/06                    1,000         1,075
   SBC Communications
     6.250%, 03/01/05                      200           211
   Sprint Capital
     6.125%, 11/15/08                    1,000           973
   United Telephone of Florida, Ser EE
     6.250%, 05/15/03                      100           103
   United Telephone of Ohio, Ser BB
     6.625%, 10/01/02                      100           103
                                                    --------
     TOTAL TELEPHONES & TELECOMMUNICATIONS             4,174
                                                    --------
     TOTAL CORPORATE BONDS
       (Cost $30,440)                                 31,681
                                                    --------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION (0.2%)
   FHLMC REMIC, Ser 2068, Cl CA
     6.500%, 03/15/26                       43            44
                                                    --------
     TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION
       (Cost $43)                                         44
                                                    --------

YANKEE BOND (0.4%)
   Nova Scotia, Ser FSA
     9.375%, 07/15/02                      134           140
                                                    --------
     TOTAL YANKEE BOND
       (Cost $136)                                       140
                                                    --------
See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
22

STATEMENT OF NET ASSETS
September 30, 2001

Corporate Bond Fund (CONCLUDED)
--------------------------------------------------------------------------------
Description                             Shares   Value (000)
--------------------------------------------------------------------------------
CASH EQUIVALENTS (1.8%)
   Fidelity Institutional Domestic
     Money Market Portfolio, Cl I      339,894       $   340
   SEI Daily Income Trust Prime
     Obligation Fund, Cl A             262,336           262
                                                     -------
     TOTAL CASH EQUIVALENTS
       (Cost $602)                                       602
                                                     -------
     TOTAL INVESTMENTS (98.7%)
       (Cost $31,221)                                 32,467
     OTHER ASSETS AND LIABILITIES, NET (1.3%)            426
                                                     -------

NET ASSETS:
   Fund Shares -- Institutional Class
     (unlimited authorization -- $0.01 par
     value) based on 3,058,258 outstanding
     shares of beneficial interest                    31,210
   Fund Shares -- Class A (unlimited
     authorization -- $0.01 par value) based on
     8,658 outstanding shares of
     beneficial interest                                  81
   Accumulated net realized gain
     on investments                                      356
   Net unrealized appreciation on investments          1,246
                                                     -------
   TOTAL NET ASSETS (100.0%)                         $32,893
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class           $10.72
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A                       $10.73
                                                     -------

Cl -- Class
FHLMC -- Federal Home Loan Mortgage Corporation
MTN -- Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit
Ser -- Series


                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

Government Bond Fund
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (37.8%)
   U.S. Treasury Notes
     7.500%, 05/15/02                   $  600       $   618
     7.250%, 05/15/04                      500           551
     6.500%, 10/15/06                      150           167
     6.250%, 08/31/02                       50            52
     6.250%, 02/15/03                      225           236
     6.250%, 02/15/07                      200           221
     6.125%, 08/15/07                      925         1,019
     6.000%, 08/15/04                      400           430
     5.750%, 08/15/03                      425           447
     5.750%, 11/15/05                      500           538
     5.500%, 03/31/03                      400           416
     5.500%, 02/15/08                       80            86
                                                     -------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $4,559)                                   4,781
                                                     -------

U.S. GOVERNMENT AGENCY OBLIGATIONS (52.0%)
   FFCB
     5.120%, 04/26/05                    1,000         1,036
   FHLB
     7.250%, 05/13/05                    1,400         1,554
     6.910%, 12/28/04                      200           202
     6.625%, 11/15/10                      440           484
     6.500%, 11/15/05                      100           109
     6.500%, 11/13/09                      200           219
     6.250%, 07/12/02                      500           515
     5.760%, 09/18/02                      250           258
     5.625%, 02/15/08                      500           524
     5.530%, 04/12/02                      300           305
   FHLMC
     6.990%, 07/26/06                      300           334
     6.250%, 01/14/09                      495           495
   FNMA MTN
     6.700%, 05/06/02                       75            77
     6.520%, 07/11/07                      430           470
                                                     -------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $6,324)                                   6,582
                                                     -------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (6.1%)
   FNMA REMIC, Ser 1991-173, Cl PK
     7.000%, 01/25/21                       13            13
   FNMA REMIC, Ser 1992-83, Cl G
     7.000%, 03/25/21                        6             6
   GNMA
     6.000%, 09/20/31                      750           748
                                                     -------
     TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
       (Cost $756)                                       767
                                                     -------

--------------------------------------------------------------------------------
Description                              Shares  Value (000)
--------------------------------------------------------------------------------

CASH EQUIVALENTS (2.9%)
   Fidelity Institutional Domestic
     Money Market Portfolio, Cl I      259,603       $   260
   SEI Daily Income Trust Prime
     Obligation Fund, Cl A             113,132           113
                                                     -------
     TOTAL CASH EQUIVALENTS
       (Cost $373)                                       373
                                                     -------
     TOTAL INVESTMENTS (98.8%)
       (Cost $12,012)                                 12,503
     OTHER ASSETS AND LIABILITIES, NET (1.2%)            149
                                                     -------

NET ASSETS:
   Fund Shares -- Institutional Class
     (unlimited authorization -- $0.01 par
     value) based on 1,171,570 outstanding
     shares of beneficial interest                    12,159
   Fund Shares -- Class A (unlimited
     authorization -- $0.01 par value) based on
     398 outstanding shares of
     beneficial interest                                   3
   Accumulated net realized loss
     on investments                                       (1)
   Net unrealized appreciation on investments            491
                                                     -------
   TOTAL NET ASSETS (100.0%)                         $12,652
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class           $10.80
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A                       $10.77
                                                     -------

Cl -- Class
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
MTN -- Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit
Ser -- Series


See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
24

STATEMENT OF NET ASSETS
September 30, 2001

California Tax Exempt Bond Fund
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS (98.3%)
   CALIFORNIA (76.0%)
   Anaheim, Convention Center Project,
     COP, MBIA Callable 08/01/02 @ 102
     5.800%, 08/01/03                     $200      $    206
   Berkeley, Ser C, GO, MBIA
     Callable 09/01/05 @ 102
     5.000%, 09/01/10                       95           101
   Beverly Hills, Unified School District
     Authority, Ser B, GO
     Callable 06/01/08 @ 101
     4.700%, 06/01/13                       50            52
   Burlingame, Financing Lease Authority,
     Corporate Yard Project, RB
     4.000%, 08/01/10                      275           277
   California State, Educational
     Facilities Authority, Pomona College
     Project, RB Partially Pre-Refunded
     @ 102 (A) 6.125%, 02/15/02            200           207
   California State, Educational Facilities
     Authority, Stanford University Project,
     Ser P, RB
     5.250%, 12/01/13                      375           415
   California State, Public Works Board
     Lease Authority, University of
     California Project, Ser F, RB
     5.250%, 12/01/06                      325           356
   Contra Costa, Water District Authority,
     Ser G, RB, MBIA
     Callable 10/01/04 @ 102
     5.700%, 10/01/06                      100           110
   Delta Diablo, Sanitation District
     Authority, Wastewater Facilities
     Expansion Project, COP, MBIA
     Pre-Refunded @ 102 (A)
     6.100%, 12/01/01                      125           128
   East Bay, Municipal Utilities District
     Authority, RB, AMBAC
     Pre-Refunded @ 102 (A)
     6.200%, 12/01/01                      150           154
   East Bay-Delta, Housing & Finance
     Authority, Pass Thru-Lease Purchase
     Program, Ser A, RB, MBIA
     4.250%, 06/01/05                      250           258
   Fresno, Unified School District
     Authority, Election of 2001 Project,
     Ser A, GO, FSA Callable 08/01/09 @ 102
     5.250%, 08/01/12                      330           364
     5.250%, 08/01/15                      200           218
   Long Beach, Water District Authority,
     Ser A, RB, MBIA
     4.150%, 05/01/03                      100           103
   Los Altos, School District Authority,
     Ser B, GO Callable 08/01/11 @ 100
     5.000%, 08/01/13                      300           319

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Los Angeles County, Public Works
     Finance Authority, Capital
     Construction Project, RB
     Callable 03/01/03 @ 102 4.900%,
     03/01/05                             $100        $  105
   Los Angeles County, Public Works
     Finance Authority, Ser B, RB, MBIA
     Callable 09/01/06 @ 102
     5.250%, 09/01/14                      200           212
   Los Angeles County, Transportation
     Commission Sales Tax Authority,
     Property Second Senior Project,
     Ser A, RB, MBIA
     6.500%, 07/01/07                      400           463
   Los Angeles, Harbour Development
     Project, Ser C, RB
     Callable 11/01/06 @ 101
     5.125%, 11/01/11                      180           191
   Los Angeles, Parking Authority,
     Ser A, RB, AMBAC
     4.100%, 05/01/08                      100           103
   Los Angeles, Ser C, GO
     4.600%, 09/01/03                      200           208
   Modesto, Irrigation District Financing
     Authority, Domestic Water Project,
     Ser D, RB, AMBAC
     Callable 09/01/08 @ 101
     5.000%, 09/01/12                      100           106
   Napa County, Flood Protection &
     Watershed Improvement Authority,
     Ser A, RB, FGIC
     Callable 06/15/09 @ 101
     5.000%, 06/15/13                      500           528
   Oak Park, Unified School District
     Authority, GO, AMBAC
     Pre-Refunded @ 102 (A)
     6.000%, 05/01/02                      100           104
   Oceanside, Unified School District
     Authority, Election of 2000 Project,
     Ser B, GO, MBIA
     6.000%, 08/01/07                      300           341
   Orange County, Local Transportation
     Sales Tax Authority, Ser A, RB
     5.250%, 02/15/05                      300           322
   Orange County, Recovery Certificate
     Authority, Ser A, COP, MBIA
     6.000%, 07/01/06                      250           282
   Pasadena, Water District Authority, RB
     Callable 07/01/03 @ 102
     6.000%, 07/01/13                      100           107
   Peralta, Community College District
     Authority, Election of 1992,
     Ser E, GO, FGIC Callable 08/01/09
     @ 102 4.700%, 08/01/13                250           260



                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                               CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

California Tax Exempt Bond Fund (CONTINUED)
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Pomona Valley, Educational Joint Powers
     Authority, Unified School District
     Financing Project, RB, AMBAC
     3.500%, 08/01/06                     $265         $ 270
   Pomona, Unified School District
     Authority, Ser A, GO, MBIA
     Callable 08/01/11 @ 103
     6.150%, 08/01/15                      400           466
   Rancho Mirage, Joint Powers
     Finance Authority, Eisenhower Memorial
     Hospital Project, COP
     Pre-Refunded @ 102 (A)
     7.000%, 03/01/02                      350           364
   Riverside County, COP, MBIA
     5.000%, 11/01/09                      295           322
   Riverside County, Redevelopment
     Authority, Jurupa Valley Area Project,
     TA, AMBAC Callable 10/01/11 @ 102
     5.250%, 10/01/12                      200           221
   Sacramento, Municipal Utilities
     Distribution Authority, Ser I, RB,
     MBIA Callable 01/01/04 @ 102
     5.500%, 01/01/05                       15            16
   Sacramento, Municipal Utilities
     Distribution Authority, Ser I, RB,
     MBIA Pre-Refunded @ 102 (A)
     5.500%, 01/01/04                       85            92
   San Bernardino County, Transit
     Authority, Ser A, RB, MBIA
     4.875%, 03/01/03                      170           176
   San Diego, Community College Project,
     COP, MBIA Callable 12/01/01 @ 102
     6.400%, 12/01/02                      200           205
   San Francisco (City & County), GO,
     MBIA Callable 12/03/01 @ 102
     5.250%, 06/15/06                       80            82
   San Francisco (City & County),
     International Airport Commission
     Project, Ser 2, Issue 15B, RB, FSA
     Callable 01/01/08 @ 102
     4.600%, 05/01/13                      100           102
   San Jose, Redevelopment Authority,
     Merged Area Redevelopment Project,
     TA, MBIA
     6.000%, 08/01/07                      500           569
   San Mateo County, Transit District
     Authority, Ser A, RB, MBIA
     Callable 06/01/08 @ 101
     5.000%, 06/01/14                      400           417
   San Mateo County, Transportation
     Authority, Ser A, RB, MBIA
     4.100%, 06/01/03                      100           103
   Santa Barbara, Municipal Improvement
     Program, COP, AMBAC
     Callable 08/01/02 @ 102
     5.400%, 08/01/03                      100           104

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Santa Barbara, Redevelopment Agency,
     Central City Project, Ser A, TA,
     AMBAC 4.750%, 03/01/04               $100        $  105
   Sonoma County, Detention Facility
     Improvement Program, COP, AMBAC
     4.500%, 11/15/03                      200           209
   Stanislaus County, Capital Improvement
     Program, Ser A, COP, MBIA
     4.625%, 05/01/03                      100           103
   Tamalpais, Union High School District
     Authority, GO, MBIA
     Callable 08/01/11 @ 101
     5.000%, 08/01/13                      265           283
   Turlock, Irrigation District Authority,
     Ser A, RB, MBIA
     Callable 07/01/02 @ 102
     6.000%, 01/01/03                      100           104
   University of California Authority,
     University Medical Center Project,
     RB, AMBAC Callable 07/01/06 @ 101
     5.750%, 07/01/13                      500           549
   Upland, Water Systems Project, COP,
     FGIC Callable 08/01/02 @ 102
     6.300%, 08/01/04                      100           105
   Ventura County, Public Financing
     Authority, COP, FSA
     4.000%, 08/15/03                      225           232
                                                     -------
     TOTAL CALIFORNIA                                 11,799
                                                     -------

   COLORADO (2.4%)
   Boulder, Recreation Parks & Municipal
     Improvement Project, GO
     Callable 12/01/08 @ 100
     4.000%, 12/01/09                      370           372
                                                     -------

   GEORGIA (1.8%)
   Georgia, Ser B, GO
     7.200%, 03/01/06                      250           289
                                                     -------

   ILLINOIS (5.5%)
   Chicago, O'Hare International Airport
     Authority, Passenger Facility Charge
     Project, Ser A, RB, AMBAC
     Callable 01/01/06 @ 102
     5.625%, 01/01/12                      400           427
   Illinois State, Toll Highway Authority,
     Ser A, RB Pre-Refunded @ 102 (A)
     6.375%, 01/01/03                      400           427
                                                     -------
     TOTAL ILLINOIS                                      854
                                                     -------
See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
26

STATEMENT OF NET ASSETS
September 30, 2001

California Tax Exempt Bond Fund (CONCLUDED)
--------------------------------------------------------------------------------
Description            Shares/Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   PUERTO RICO (4.1%)
   Puerto Rico Commonwealth, Highway
     & Transportation Authority,
     Ser X, RB, MBIA
     5.100%, 07/01/03                     $400        $  418
   Puerto Rico, Electric Power Authority,
     Power Project, Ser DD, RB, FSA
     5.000%, 07/01/05                      200           215
                                                     -------
     TOTAL PUERTO RICO                                   633
                                                     -------

   WISCONSIN (8.5%)
   Pleasant Prairie, Promissory Notes,
     Ser B, GO, FGIC
     4.000%, 09/01/06                      400           412
   Waunakee, Community School District
     Authority, GO, FGIC
     Callable 04/01/07 @ 100
     5.375%, 04/01/10                      400           424
   Wisconsin State, Transportation
     Authority, Ser A, RB
     5.000%, 07/01/06                      450           483
                                                     -------
     TOTAL WISCONSIN                                   1,319
                                                     -------
     TOTAL MUNICIPAL BONDS
       (Cost $14,863)                                 15,266
                                                     -------

CASH EQUIVALENT (2.6%)
   SEI Tax Exempt Trust California
     Tax Exempt Fund, Cl A             404,800           405
                                                     -------
     TOTAL CASH EQUIVALENT
       (Cost $405)                                       405
                                                     -------
     TOTAL INVESTMENTS (100.9%)
       (Cost $15,268)                                 15,671
     OTHER ASSETS AND LIABILITIES, NET (-0.9%)          (139)
                                                     -------

--------------------------------------------------------------------------------
Description                                      Value (000)
--------------------------------------------------------------------------------

NET ASSETS:
   Fund Shares -- Institutional Class
     (unlimited authorization -- $0.01 par
     value) based on 1,478,742 outstanding
     shares of beneficial interest                   $15,013
   Fund Shares -- Class A (unlimited
     authorization -- $0.01 par value) based on
     605 outstanding shares of
     beneficial interest                                   6
   Undistributed net investment income                     3
   Accumulated net realized gain
     on investments                                      107
   Net unrealized appreciation on investments            403
                                                     -------
   TOTAL NET ASSETS (100.0%)                         $15,532
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class           $10.50
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A                       $10.51
                                                     -------

(A) Pre-Refunded Security -- the maturity date shown is the pre-refunded date. AMBAC -- American Municipal Bond Assurance Company
COP -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assistance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ser -- Series
TA -- Tax Allocation

                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

High Yield Bond Fund
--------------------------------------------------------------------------------
Description            Shares/Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

COMMON STOCK (0.1%)
   FOOD, BEVERAGE & TOBACCO (0.1%)
   Aurora Foods*                         1,771       $     7
                                                     -------
     TOTAL COMMON STOCK
       (Cost $4)                                           7
                                                     -------

CORPORATE BONDS (94.2%)
   BANKS (0.8%)
   Sovereign Bancorp
     8.625%, 03/15/04                     $100           105
                                                     -------

   BROADCASTING, NEWSPAPERS & ADVERTISING (9.6%)
   Adelphia Communications
     8.750%, 10/01/07                      100            87
   Adelphia Communications, Ser B
     10.500%, 07/15/04                     100            95
   Charter Communication Holdings (A)
     10.000%, 05/15/11                     100            95
   Coaxial Communications
     10.000%, 08/15/06                     100            97
   CSC Holdings
     7.875%, 12/15/07                      100           102
   Cumulus Media
     10.375%, 07/01/08                     200           189
   Frontier Vision Holdings
     11.875%, 09/15/07                     150           151
   Olympus Communications, Ser B
     10.625%, 11/15/06                     100            96
   Price Communications Wireless, Ser B
     9.125%, 12/15/06                      100           102
   Salem Communication Holdings (A)
     9.000%, 07/01/11                      100           103
   Telewest Communications PLC
     11.000%, 10/01/07                     150            95
     9.625%, 10/01/06                      100            62
                                                     -------
     TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING      1,274
                                                     -------

   BUILDING & CONSTRUCTION (3.2%)
   AAF-McQuay
     8.875%, 02/15/03                      100            96
   Brand Scaffold Services
     10.250%, 02/15/08                     200           179
   Dayton Superior
     13.000%, 06/15/09                     100            99
   International Utility Structures
     10.750%, 02/01/08                     100            52
                                                     -------
     TOTAL BUILDING & CONSTRUCTION                       426
                                                     -------

   CHEMICALS (5.4%)
   Acetex (A)
     10.875%, 08/01/09                     150           144

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Equistar Chemical (A)
     10.125%, 09/01/08                    $100       $    92
   Huntsman ICI Chemicals
     10.125%, 07/01/09                     200           172
   Mississippi Chemical
     7.250%, 11/15/17                      100            47
   Scotts
     8.625%, 01/15/09                      100            99
   Terra Industries, Ser B
     10.500%, 06/15/05                     100            83
   United Industries, Ser B
     9.875%, 04/01/09                      100            78
                                                     -------
     TOTAL CHEMICALS                                     715
                                                     -------

   COMMERCIAL SERVICES (0.8%)
   Iron Mountain
     8.625%, 04/01/13                      100           101
                                                     -------

   COMPUTERS & SERVICES (0.9%)
   Diva Systems, Ser B (B)
     17.710%, 03/01/08                     200            26
   Unisys
     7.875%, 04/01/08                      100            91
                                                     -------
     TOTAL COMPUTERS & SERVICES                          117
                                                     -------

   CONSUMER PRODUCTS (2.3%)
   Armkel (A)
     9.500%, 08/15/09                      100           101
   Jostens
     12.750%, 05/01/10                     100           100
   Playtex Products
     9.375%, 06/01/11                      100           101
                                                     -------
     TOTAL CONSUMER PRODUCTS                             302
                                                     -------

   CONTAINERS & PACKAGING (5.4%)
   Four M, Ser B
     12.000%, 06/01/06                     100            88
   Norampac
     9.500%, 02/01/08                      100           102
   Owens-Illinois
     8.100%, 05/15/07                      100            76
   Plastipak Holdings (A)
     10.750%, 09/01/11                     100           100
   Pliant
     13.000%, 06/01/10                     100            79
   Riverwood International
     10.875%, 04/01/08                     200           180
   Sealed Air (A)
     8.750%, 07/01/08                      100            95
                                                     -------
     TOTAL CONTAINERS & PACKAGING                        720
                                                     -------
See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
28

STATEMENT OF NET ASSETS
September 30, 2001

High Yield Bond Fund (CONTINUED)
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   DAY CARE (0.4%)
   La Petite Academy, Ser B
     10.000%, 05/15/08                    $100       $    52
                                                     -------

   DISTRIBUTION (0.3%)
   Pentacon, Ser B
     12.250%, 04/01/09                     100            42
                                                     -------

   DIVERSIFIED OPERATIONS (3.1%)
   Grey Wolf
     8.875%, 07/01/07                      100            90
   Jordan Industries, Ser B
     10.375%, 08/01/07                     200           150
   Tekni-Plex, Ser B
     12.750%, 06/15/10                     100            87
   Werner Holdings, Ser A
     10.000%, 11/15/07                     100            90
                                                     -------
     TOTAL DIVERSIFIED OPERATIONS                        417
                                                     -------

   ELECTRIC PRODUCTS (3.6%)
   AES
     9.375%, 09/15/10                      100            86
   Calpine
     7.625%, 04/15/06                      100            98
   CMS Energy
     7.500%, 01/15/09                      100            95
   Flextronics International Limited
     9.875%, 07/01/10                      100            98
   TNP Enterprises, Ser B
     10.250%, 04/01/10                     100           108
                                                     -------
     TOTAL ELECTRIC PRODUCTS                             485
                                                     -------

   ENTERTAINMENT (12.5%)
   Argosy Gaming
     10.750%, 06/01/09                     100           106
   Aztar (A)
     9.000%, 08/15/11                      200           193
   Boyd Gaming
     9.500%, 07/15/07                      100            90
   Hard Rock Hotel, Ser B
     9.250%, 04/01/05                      200           146
   HMH Properties, Ser B
     7.875%, 08/01/08                      100            83
   Horseshoe Gaming Holdings, Ser B
     8.625%, 05/15/09                      100            98
   Imax
     7.875%, 12/01/05                      150            39
   Mandalay Resort Group, Ser B
     10.250%, 08/01/07                     100            92
   MGM Mirage
     9.750%, 06/01/07                      150           147
   Mohegan Tribal Gaming (A)
     8.375%, 07/01/11                      200           201
   Muzak
     9.875%, 03/15/09                      100            87


--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Park Place Entertainment
     9.375%, 02/15/07                     $100        $  100
   Peninsula Gaming, Ser B
     12.250%, 07/01/06                     100            98
   Scientific Games, Ser B
     12.500%, 08/15/10                     100           100
   Sun International Hotels (A)
     8.875%, 08/15/11                      100            85
                                                     -------
     TOTAL ENTERTAINMENT                               1,665
                                                     -------

   FINANCIAL SERVICES (0.8%)
   Labranche
     9.500%, 08/15/04                      100           107
                                                     -------

   FINANCIAL SERVICES-SPECIAL PURPOSE ACQUISITION (1.4%) Caithness Coso Fund, Ser B
     9.050%, 12/15/09                      100            94
   DTI Holdings, Ser B (B)
     17.500%, 03/01/08                     125            17
   ESI Tractebel Acquisitions, Ser B
     7.990%, 12/30/11                       75            78
                                                     -------
     TOTAL FINANCIAL SERVICES-SPECIAL
       PURPOSE ACQUISITION                               189
                                                     -------

   FOOD, BEVERAGE & TOBACCO (6.5%)
   Aurora Foods, Ser B
     9.875%, 02/15/07                      100            80
   B&G Foods
     9.625%, 08/01/07                      100            87
   Del Monte (A)
     9.250%, 05/15/11                      100           102
   National Wine & Spirits
     10.125%, 01/15/09                     200           196
   Pantry
     10.250%, 10/15/07                     200           194
   Pilgrim's Pride
     9.625%, 09/15/11                      100           100
   Premier International Foods PLC
     12.000%, 09/01/09                     100           102
                                                     -------
     TOTAL FOOD, BEVERAGE & TOBACCO                      861
                                                     -------

   MACHINERY (1.9%)
   Briggs & Stratton
     8.875%, 03/15/11                      100            97
   Building Materials, Ser B
     7.750%, 07/15/05                      100            69
   Salton (A)
     12.250%, 04/15/08                     100            81
                                                     -------
     TOTAL MACHINERY                                     247
                                                     -------

                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

High Yield Bond Fund (CONTINUED)
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   MARINE SERVICES (0.7%)
   Trico Marine Services, Ser G
     8.500%, 08/01/05                     $100       $    90
                                                     -------

   MEDICAL (7.5%)
   Beverly Enterprises (A)
     9.625%, 04/15/09                      100           104
   Extendicare Health Services
     9.350%, 12/15/07                      100            89
   Genesis Health Ventures, Ser A (C)
     9.250%, 09/01/07                      126            95
   HCA
     6.910%, 06/15/05                      150           151
   Magellan Health Services
     9.000%, 02/15/08                      200           184
   Tenet Healthcare, Ser B
     9.250%, 09/01/10                      100           118
   Triad Hospitals, Ser B
     8.750%, 05/01/09                      100           103
   Vanguard Health Systems (A)
     9.750%, 08/01/11                      150           153
                                                     -------
     TOTAL MEDICAL                                       997
                                                     -------

   METALS (0.7%)
   National Steel, Ser D
     9.875%, 03/01/09                      100            38
   Oxford Automotive, Ser D
     10.125%, 06/15/07                     100            52
                                                     -------
     TOTAL METALS                                         90
                                                     -------

   PETROLEUM & FUEL PRODUCTS (8.4%)
   Abraxas Petroleum, Ser A
     11.500%, 11/01/04                     100            80
   Canadian Forest Oil Limited
     8.750%, 09/15/07                      100            97
   Chesapeake Energy
     8.125%, 04/01/11                      100            94
   Contour Energy
     14.000%, 04/15/03                     100           104
   Denbury Resources (A)
     9.000%, 03/01/08                      100            90
   Hanover Equipment Trust (A)
     8.500%, 09/01/08                      100           100
   Ocean Energy, Ser B
     8.875%, 07/15/07                      100           105
   Plains Resources, Ser D
     10.250%, 03/15/06                     100           101
   Plains Resources, Ser F
     10.250%, 03/15/06                     100           101
   Pride International
     9.375%, 05/01/07                      150           154

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Southwest Royalties, Ser B
     10.500%, 10/15/04                    $100       $    85
                                                     -------
     TOTAL PETROLEUM & FUEL PRODUCTS                   1,111
                                                     -------

   PRINTING & PUBLISHING (0.7%)
   Canwest Media (A)
     10.625%, 05/15/11                     100            99
                                                     -------

   RETAIL (3.4%)
   AFC Enterprises
     10.250%, 05/15/07                     100           104
   Amerigas Partner (A)
     8.875%, 05/20/11                      100           101
   CKE Restaurants
     9.125%, 05/01/09                      200           160
   Pep Boys, Ser A, MTN
     6.710%, 11/03/04                      100            91
                                                     -------
     TOTAL RETAIL                                        456
                                                     -------

   TELEPHONES & TELECOMMUNICATIONS (12.9%)
   Adelphia Business Solutions, Ser B
     13.000%, 04/15/03                     100            44
   GCI
     9.750%, 08/01/07                      100            94
   GT Group Telecom (B)
     13.120%, 02/01/10                     200            40
   Insight Midwest
     9.750%, 10/01/09                      150           155
   Level 3 Communications
     9.125%, 05/01/08                      100            42
   Lucent Technologies
     7.250%, 07/15/06                      100            81
   Metromedia Fiber Network
     10.000%, 12/15/09                     100            12
   Nextel Communications (B)
     10.940%, 09/15/07                     250           150
   Nextel Partners (B)
     12.280%, 02/01/09                     130            64
   Rogers Wireless
     9.625%, 05/01/11                      100            96
   Telecorp PCS
     10.625%, 07/15/10                     100            88
   Telecorp PCS (B)
     11.380%, 04/15/09                     200           116
   Time Warner Telecommunications
     10.125%, 02/01/11                     100            65
   Tritel PCS (B)
     11.770%, 05/15/09                     250           139
   Triton PCS (B)
     9.780%, 05/01/08                      200           168
   Voicestream Wireless
     10.375%, 11/15/09                     250           281

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
30

STATEMENT OF NET ASSETS
September 30, 2001

High Yield Bond Fund (CONCLUDED)
--------------------------------------------------------------------------------
Description            Shares/Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Williams Communications Group
     10.875%, 10/01/09                    $200         $  83
                                                     -------
     TOTAL TELEPHONES & TELECOMMUNICATIONS             1,718
                                                     -------

   TEXTILES (0.2%)
   Galey & Lord
     9.125%, 03/01/08                      100            23
                                                     -------

   WASTE DISPOSAL (0.8%)
   Allied Waste N.A., Ser B
     10.000%, 08/01/09                     100           100
                                                     -------
     TOTAL CORPORATE BONDS
       (Cost $13,784)                                 12,509
                                                     -------

CONVERTIBLE BONDS (2.0%)
   Key Energy Group, Convertible
     to 25.9740 Shares
     5.000%, 09/15/04                      300           278
                                                     -------
     TOTAL CONVERTIBLE BONDS
       (Cost $248)                                       278
                                                     -------

WARRANTS (0.1%)
   Dayton Superior, Expires 06/15/09 (A)*  100             2
   Diva Systems, Expires 03/01/08 (A)*     600            --
   Diva Systems, Expires 01/01/10 (A)*     340            --
   GT Group Telecom, Expires 02/01/10 (A)* 200             3
   Jostens, Cl E, Expires 05/01/10*        100             2
   Pliant, Expires 06/01/10*               100            --
                                                     -------
     TOTAL WARRANTS
       (Cost $89)                                          7
                                                     -------

CASH EQUIVALENTS (1.3%)
   Fidelity Institutional Domestic
     Money Market Portfolio, Cl I       88,459            88
   SEI Daily Income Trust Prime
     Obligation Fund, Cl A              85,457            85
                                                     -------
     TOTAL CASH EQUIVALENTS
       (Cost $173)                                       173
                                                     -------
     TOTAL INVESTMENTS (97.7%)
       (Cost $14,298)                                 12,974
     OTHER ASSETS AND LIABILITIES, NET (2.3%)            309
                                                     -------

--------------------------------------------------------------------------------
Description                                      Value (000)
--------------------------------------------------------------------------------

NET ASSETS:
   Fund Shares -- Institutional Class
     (unlimited authorization -- $0.01 par
     value) based on 1,086,029 outstanding
     shares of beneficial interest                   $10,759
   Fund Shares -- Class A (unlimited
     authorization -- $0.01 par value) based on
     463,482 outstanding shares of
     beneficial interest                               4,312
   Accumulated net realized loss
     on investments                                     (464)
   Net unrealized depreciation on investments         (1,324)
                                                     -------
   TOTAL NET ASSETS (100.0%)                         $13,283
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class            $8.57
                                                     -------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A                        $8.57
                                                     -------

* Non-income producing security
(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
(B) Step Bond -- The rate reflected on the Statement of Net Assets is the effective yield at time of purchase. The coupon on a step bond changes on a specific date.
(C) In default on interest payments.
Cl -- Class
MTN -- Medium Term Note
N.A. -- North America
PLC -- Public Limited Company
Ser -- Series

                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

Prime Money Market Fund
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (69.6%)
   AGRICULTURE (3.4%)
   Cargill
     3.480%, 10/04/01                  $18,000     $  17,995
     2.670%, 10/11/01                    5,000         4,996
                                                   ---------
     TOTAL AGRICULTURE                                22,991
                                                   ---------

   AIRCRAFT (3.1%)
   General Dynamics
     2.950%, 10/19/01                   21,038        21,007
                                                   ---------

   AUTOMOTIVE (2.9%)
   Volkswagen America
     3.150%, 10/04/01                   19,700        19,695
                                                   ---------

   BANKS (3.7%)
   Citicorp
     2.604%, 10/15/01                   25,000        25,000
                                                   ---------

   BEAUTY PRODUCTS (1.2%)
   Estee Lauder Cosmetics
     2.850%, 10/05/01                    8,050         8,047
                                                   ---------

   CHEMICALS (3.0%)
   Dow Chemical
     2.900%, 10/17/01                   20,000        19,974
                                                   ---------

   ELECTRICAL SERVICES (0.7%)
   Baltimore Gas & Electric
     2.400%, 10/05/01                    5,095         5,094
                                                   ---------

   FARM EQUIPMENT FINANCING (2.1%)
   Caterpillar Financial Services
     2.900%, 10/01/01                    5,000         5,000
     3.440%, 10/05/01                    9,400         9,396
                                                   ---------
     TOTAL FARM EQUIPMENT FINANCING                   14,396
                                                   ---------

   FINANCIAL SERVICES (14.4%)
   Eagle Funding
     3.500%, 10/03/01                    5,719         5,718
     3.470%, 10/10/01                   10,000         9,991
     3.560%, 10/11/01                    6,499         6,493
   General Electric Capital
     2.626%, 10/26/01                   25,000        25,000
   Household Financial
     2.329%, 11/20/01                   25,000        25,000
   Sigma Finance
     2.560%, 11/23/01                   25,000        24,906
                                                   ---------
     TOTAL FINANCIAL SERVICES                         97,108
                                                   ---------

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   INSURANCE (6.2%)
   AIG Funding
     3.445%, 10/01/01                  $ 7,000     $   7,000
     2.606%, 10/25/01                   15,000        15,000
   Allstate
     2.880%, 10/10/01                   20,000        19,986
                                                   ---------
     TOTAL INSURANCE                                  41,986
                                                   ---------

   INVESTMENT BANKER/BROKER DEALER (3.7%)
   Goldman Sachs
     2.400%, 10/09/01                   25,000        24,987
                                                   ---------

   LEISURE PRODUCTS (1.2%)
   Nike
     2.700%, 10/02/01                    8,000         7,999
                                                   ---------

   MEDICAL (3.0%)
   Amgen
     3.000%, 10/03/01                   20,000        19,995
                                                   ---------

   MORTGAGE BANKERS (3.0%)
   Bradford & Bingley
     3.390%, 10/09/01                   20,000        19,985
                                                   ---------

   PERSONAL CREDIT INSTITUTIONS (3.0%)
   American Honda Finance
     3.000%, 10/04/01                    5,000         4,999
     2.920%, 10/12/01                   15,000        14,987
                                                   ---------
     TOTAL PERSONAL CREDIT INSTITUTIONS               19,986
                                                   ---------

   RETAIL (3.7%)
   Wal-Mart Stores
     2.150%, 10/02/01                   25,000        24,998
                                                   ---------

   SHORT-TERM BUSINESS CREDIT (3.0%)
   CIT Group
     3.327%, 12/05/01                   20,000        20,000
                                                   ---------

   SPECIAL PURPOSE ENTITY (8.3%)
   Barton Capital
     3.150%, 10/03/01                    6,000         5,999
     3.500%, 10/05/01                   10,000         9,996
   Giro Multi Funding
     2.480%, 10/22/01                   10,000         9,985
     2.760%, 12/10/01                   10,000         9,946
   World Omni Vehicle
     3.450%, 10/31/01                   20,000        19,942
                                                   ---------
     TOTAL SPECIAL PURPOSE ENTITY                     55,868
                                                   ---------
     TOTAL COMMERCIAL PAPER
       (Cost $469,116)                               469,116
                                                   ---------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
32

STATEMENT OF NET ASSETS
September 30, 2001

Prime Money Market Fund (CONCLUDED)
--------------------------------------------------------------------------------
Description            Shares/Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

CORPORATE OBLIGATION (1.5%)
   FINANCIAL SERVICES (1.5%)
   Fleet Mortgage Group, Ser B, MTN
     7.050%, 07/26/02                  $10,000      $ 10,357
                                                    --------
     TOTAL CORPORATE OBLIGATION
       (Cost $10,357)                                 10,357
                                                    --------

U.S. GOVERNMENT AGENCY OBLIGATIONS (27.8%)
   FHLB
     3.930%, 07/30/02                   10,425        10,425
     3.650%, 08/28/02                   20,000        20,000
     3.670%, 09/26/02                   15,000        15,000
     3.650%, 09/27/02                    7,525         7,525
     2.620%, 10/11/02                   20,000        20,000
   FHLMC
     2.600%, 10/09/01                   10,000         9,994
     3.320%, 07/18/02                   10,000         9,733
   FNMA
     2.050%, 10/12/01                   45,000        44,972
     3.600%, 09/27/02                   40,000        40,000
   IBRD (World Bank)
     2.030%, 10/19/01                   10,000         9,990
                                                    --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $187,639)                               187,639
                                                    --------

CASH EQUIVALENT (4.2%)
   Fidelity Institutional Domestic
     Money Market Portfolio, Cl I   28,254,335        28,254
                                                    --------
     TOTAL CASH EQUIVALENT
       (Cost $28,254)                                 28,254
                                                    --------
     TOTAL INVESTMENTS (103.1%)
       (Cost $695,366)                               695,366
     OTHER ASSETS AND LIABILITIES, NET (-3.1%)       (21,047)
                                                    --------

--------------------------------------------------------------------------------
Description                                      Value (000)
--------------------------------------------------------------------------------

NET ASSETS:
   Fund Shares -- Institutional Class
     (unlimited authorization -- $0.01 par
     value) based on 305,039,305
     outstanding shares of beneficial interest      $304,992
   Fund Shares -- Class A (unlimited
     authorization -- $0.01 par value) based on
     243,784,676 outstanding
     shares of beneficial interest                   243,770
   Fund Shares -- Class S (unlimited
     authorization -- $0.01 par value) based on
     126,448,013 outstanding
     shares of beneficial interest                   126,443
   Undistributed net investment income                    33
   Accumulated net realized loss
     on investments                                     (919)
                                                    --------
   TOTAL NET ASSETS (100.0%)                        $674,319
                                                    --------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class            $1.00
                                                    --------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A                        $1.00
                                                    --------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class S                        $1.00
                                                    --------

Cl -- Class
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series

                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

Government Money Market Fund
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (1.3%)
   U.S. Treasury Bills
     3.592%, 10/04/01                 $ 20,000    $   19,994
     3.587%, 10/11/01                   15,000        14,985
                                                  ----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $34,979)                                 34,979
                                                  ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (91.4%)
   FFCB (A)
     3.347%, 10/15/01                   50,000        49,991
     2.494%, 10/28/01                   35,000        34,999
   FHLB
     3.530%, 10/17/01                   55,500        55,413
     3.510%, 10/24/01                   50,000        49,888
     2.520%, 11/21/01                   48,310        48,138
     3.380%, 11/23/01                   50,000        49,751
     2.420%, 12/19/01                   50,000        49,734
     6.750%, 02/15/02                   35,000        35,446
     3.740%, 08/21/02                  100,000       100,000
   FHLB (A)
     3.570%, 10/12/01                   20,000        20,000
     2.943%, 10/20/01                   50,000        49,993
     2.932%, 10/20/01                   90,000        89,970
   FHLMC
     3.400%, 10/16/01                   50,000        49,929
     3.530%, 10/18/01                   48,285        48,205
     3.400%, 11/08/01                  103,250       102,879
     2.420%, 11/09/01                   22,250        22,192
     2.420%, 11/13/01                   40,250        40,134
     3.050%, 11/19/01                   51,315        51,102
     3.620%, 12/06/01                   56,060        55,688
     3.210%, 12/06/01                   70,466        70,051
     2.420%, 12/13/01                  100,000        99,509
     2.400%, 12/20/01                  249,539       248,208
     2.920%, 12/28/01                  100,000        99,286
   FHLMC MTN
     4.020%, 07/03/02                   50,000        50,000
   FNMA
     3.530%, 10/25/01                   92,000        91,783
     3.520%, 10/25/01                  100,000        99,765
     3.400%, 11/15/01                   60,000        59,745
     2.600%, 11/15/01                  100,000        99,675
     3.050%, 11/21/01                   33,720        33,574
     3.210%, 12/06/01                   79,000        78,535
     2.430%, 12/06/01                   28,065        27,940
     2.910%, 12/14/01                  150,000       149,103
     2.430%, 12/27/01                   30,000        29,824
     2.420%, 12/27/01                   62,793        62,426

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   FNMA (A)
     3.444%, 10/05/01                 $ 85,000    $   85,000
     2.474%, 10/23/01                   70,000        69,994
     2.980%, 12/18/01                   62,000        61,996
                                                  ----------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $2,519,866)                           2,519,866
                                                  ----------

REPURCHASE AGREEMENTS (7.4%)
   Credit Suisse First Boston (B)
     3.350%, dated 09/28/01, matures
     10/01/01, repurchase price
     $50,814,182 (collateralized by
     various U.S. Government Obligations,
     ranging in par value $1,500,000 -
     $4,745,000, 0.000% - 7.550%,
     01/10/02 - 02/15/30; with total
     market value $51,819,394)          50,800        50,800
   Goldman Sachs (B)
     3.350%, dated 09/28/01, matures
     10/01/01, repurchase price
     $151,842,377 (collateralized
     by various U.S. Government
     Obligations, ranging in par
     value $98,987 - $26,000,000,
     5.500% - 10.500%, 07/01/03 -
     08/01/31; with total market
     value $154,836,000)               151,800       151,800
                                                  ----------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $202,600)                               202,600
                                                  ----------
     TOTAL INVESTMENTS (100.1%)
       (Cost $2,757,445)                           2,757,445
     OTHER ASSETS AND LIABILITIES, NET (-0.1%)        (2,108)
                                                  ----------
See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
34

STATEMENT OF NET ASSETS
September 30, 2001

Government Money Market Fund (CONCLUDED)
--------------------------------------------------------------------------------
Description                                      Value (000)
--------------------------------------------------------------------------------

NET ASSETS:
   Fund Shares -- Institutional Class
     (unlimited authorization -- $0.01 par
     value) based on 76,801,513 outstanding
     shares of beneficial interest                $   76,801
   Fund Shares -- Class A (unlimited
     authorization -- $0.01 par value) based on
     2,531,459,776 outstanding
     shares of beneficial interest                 2,531,460
   Fund Shares -- Class S (unlimited
     authorization -- $0.01 par value) based on
     147,033,063 outstanding
     shares of beneficial interest                   147,033
   Undistributed net investment income                    10
   Accumulated net realized gain
     on investments                                       33
                                                  ----------
   TOTAL NET ASSETS (100.0%)                      $2,755,337
                                                  ----------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class            $1.00
                                                  ----------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A                        $1.00
                                                  ----------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class S                        $1.00
                                                  ----------

(A) Floating Instrument -- the rate reflected on the Statement of Net Assets is the rate in effect on September 30, 2001. The date shown is the earlier of reset date or demand date.
(B) Tri-Party Repurchase Agreement
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note


                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

California Tax Exempt Money Market Fund
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS (105.4%)
   CALIFORNIA (103.7%)
   ABAG, Finance Authority for Non-Profit
     Corporations, Bentley School Project,
     COP (A) (B) (C)
     2.050%, 09/01/22                  $ 1,500       $ 1,500
   ABAG, Finance Authority for Non-
     Profit Corporations, School of the
     Sacred Heart, Ser B, RB (A) (B) (C)
     2.250%, 06/01/30                    8,700         8,700
   Alameda-Contra Costa, School
     Finance Authority, Capital
     Improvement Financing Project,
     Ser F, COP (A) (B) (C)
     2.250%, 08/01/23                    2,800         2,800
   Alhambra, Industrial Development
     Authority, Sunclipse Project,
     RB (A) (B) (C)
     2.300%, 05/01/07                    1,200         1,200
   Anaheim, Multi-Family Housing
     Authority, Heritage Village
     Apartments Project,
     Ser A, RB (A) (B) (C)
     2.300%, 11/01/22                    5,535         5,535
   Auburn, Unified School District
     Authority, Capital Improvement
     Project, COP (A) (B) (C)
     2.200%, 12/01/23                    4,500         4,500
   California State, Community
     Development Authority, Covenant
     Retirement Communities Project,
     COP (A) (B) (C)
     2.170%, 12/01/22                    7,700         7,700
   California State, Community
     Development Authority,
     Fremont-Rideout Project,
     Ser A, RB, AMBAC (A) (B)
     2.550%, 01/01/31                    7,250         7,250
   California State, Community
     Development Authority, Motion
     Picture & Television Project,
     Ser A, RB (A) (B) (C)
     2.050%, 03/01/31                    7,500         7,500
   California State, Community
     Development Authority, Sutter
     Health Obligation Group Project,
     COP, AMBAC (A) (B)
     2.500%, 07/01/15                    7,850         7,850
   California State, Community
     Development Authority, University
     Retirement Community at Davis,
     COP (A) (B) (C)
     2.500%, 11/15/28                    3,500         3,500

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   California State, Economic
     Development Financing Authority,
     Volk Enterprises Project,
     RB (A) (B) (C)
     2.300%, 06/01/21                  $ 1,000       $ 1,000
   California State, Educational
     Facilities Authority, Chapman
     University Project, RB (A) (B) (C)
     2.000%, 12/01/30                    1,000         1,000
   California State, Educational
     Facilities Authority, Life
     Chiropractic College
     Project, RB (A) (B) (C)
     2.150%, 06/01/25                    6,500         6,500
   California State, Educational
     Facilities Authority, Point
     Loma Nazerene University Project,
     RB (A) (B) (C) 2.300%, 10/01/29     2,150         2,150
   California State, Educational
     Facilities Authority, Stanford
     University Project, RB (A) (B)
     2.150%, 10/01/22                   15,000        15,000
   California State, Health
     Facilities Finance Authority,
     Adventist Hospital Project,
     Ser B, RB, MBIA (A) (B)
     2.550%, 09/01/28                    2,800         2,800
   California State, Health
     Facilities Finance Authority,
     Adventist Hospital Project,
     Ser C, RB, MBIA (A) (B)
     2.550%, 09/01/15                    6,100         6,100
   California State, Health
     Facilities Financing Authority,
     Catholic Healthcare Project,
     Ser A, RB, MBIA (A) (B)
     2.300%, 07/01/09                   11,100        11,100
   California State, Health
     Facilities Financing Authority,
     Catholic Healthcare Project,
     Ser C, RB, MBIA (A) (B)
     2.300%, 07/01/20                    7,000         7,000
   California State, Health
     Facilities Financing Authority,
     Scripps Health Project,
     Ser A, RB (A) (B) (C)
     2.000%, 10/01/23                   10,000        10,000
   California State, Peninsula
     Corridor Joint Powers Board,
     Ser C, GAN 3.950%, 10/19/01         2,500         2,500
   California State, Pollution
     Control Financing Authority,
     Chevron USA Project, RB (A) (B)
     4.000%, 11/15/01                      455           455
   California State, RAN
     3.250%, 06/28/02                   25,000        25,185


See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
36

STATEMENT OF NET ASSETS
September 30, 2001

California Tax Exempt Money Market Fund (CONTINUED)
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   California State, School Cash Reserve
     Program, Ser A, RB, AMBAC
     4.000%, 07/03/02                  $15,100      $ 15,250
   California State, School Facilities
     Financing Authority, Capital
     Improvement Financing Project,
     Ser A, COP (A) (B) (C)
     2.300%, 07/01/22                    3,855         3,855
   California State, Southgate
     Recreation & Park District
     Authority, Wildhawk Golf Club
     Project, Ser A, COP
     Pre-Refunded @ 100 (C) (D)
     5.150%, 10/01/01                    1,910         1,910
   California State, Transit Finance
     Authority, RB, FSA (A) (B)
     2.150%, 10/01/27                    7,380         7,380
   Carlsbad, Unified School District
     Authority, School Facilities Bridge
     Funding Project, COP, FSA (A) (B)
     2.350%, 09/01/32                    7,000         7,000
   Chino Basin, Regional Financing
     Authority, DeSalter Project,
     Ser A, RB (A) (B) (C)
     2.200%, 06/01/30                   15,000        15,000
   Corona, Redevelopment Agency
     Authority, Crown Point Multi-Family
     Mortgage Project, RB (A) (B) (C)
     3.300%, 05/01/15                    6,310         6,310
   Escondido, Community Development
     Authority, Heritage Park Apartments
     Project, Ser A, RB (A) (B) (C)
     2.250%, 06/01/07                    5,250         5,250
   Fremont, Building & Equipment
     Financing Project, COP (A) (B) (C)
     2.300%, 07/01/15                    5,000         5,000
   Fremont, Capital Improvement
     Financing Project, COP (A) (B) (C)
     2.250%, 08/01/30                    6,000         6,000
   Fremont, Multi-Family Housing
     Authority, Mission Wells L.P.,
     RB (A) (B) (C) 2.350%, 09/01/14     6,080         6,080
   Fresno, Multi-Family Housing
     Authority, Stonepine Apartment
     Project, Ser A, RB (A) (B) (E)
     2.200%, 02/15/31                    4,000         4,000
   Fresno, TRAN
     3.250%, 06/28/02                   14,250        14,314
   Glendale, Police Building Project,
     COP (A) (B)
     2.200%, 06/01/30                   12,600        12,600
   Golden Empire, School Financing
     Authority, Kern High School
     District Project, RB (A) (B) (C)
     2.400%, 08/01/31                    1,000         1,000

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Hillsborough, Water & Sewer Systems
     Project, Ser A, COP (A) (B)
     1.850%, 06/01/30                  $ 4,900       $ 4,900
   Hillsborough, Water & Sewer Systems
     Project, Ser B, COP (A) (B)
     1.850%, 06/01/30                    8,600         8,600
   Huntington Park, Public Financing
     Authority, Parking Project,
     Ser A, RB (A) (B) (C)
     2.300%, 09/01/19                    4,030         4,030
   Irvine, Improvement Bond Act 1915,
     Special Assessment District 85-7-I,
     FSA (A) (B)
     2.200%, 09/02/11                   20,000        20,000
   Irwindale, Industrial Development
     Authority, Toys "R" Us Project,
     RB (A) (B) (C)
     2.575%, 12/01/19                    4,175         4,175
   Kings County, Multi-Family Housing
     Authority, Edgewater Isle Apartments
     Project, Ser A, RB (A) (B) (E)
     2.230%, 02/15/31                    4,010         4,010
   Lake Elsinore, Recreation Authority,
     Public Facilities Project,
     Ser A, RB (A) (B) (C)
     4.600%, 02/01/32                    6,500         6,531
   Lancaster, Multi-Family Housing
     Authority, Household Bank Project,
     Ser A, RB (A) (B) (F)
     2.350%, 11/01/29                    2,510         2,510
   Lancaster, Multi-Family Housing
     Authority, The Willows Project,
     Ser A, RB (A) (B) (F)
     2.150%, 02/01/05                    6,000         6,000
   Lancaster, Redevelopment Agency
     Authority, Westwood Park Apartments
     Project, Ser K, RB (A) (B) (C)
     2.200%, 12/01/07                    1,300         1,300
   Los Angeles County, Community
     Development Authority, Willowbrook
     Project, COP (A) (B) (C)
     2.050%, 11/01/15                    1,000         1,000
   Los Angeles County, Industrial
     Development Authority, Hon
     Industries Project, RB (A) (B) (C)
     2.080%, 10/01/04                    4,400         4,400
   Los Angeles County, Multi-Family
     Housing Authority, Crescent Gardens
     Project, Ser A, RB (A) (B) (C)
     1.900%, 07/01/14                   10,700        10,700
   Los Angeles County, Multi-Family
     Housing Authority, Sand Canyon
     Ranch Project, Ser F, RB (A) (B) (C)
     2.150%, 11/01/06                    5,700         5,700


                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

California Tax Exempt Money Market Fund (CONTINUED)
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Los Angeles County, Multi-Family
     Housing Authority, Valencia Housing
     Project, Ser C, RB (A) (B) (F)
     2.000%, 04/01/31                  $19,600      $ 19,600
   Los Angeles County, Pension
     Authority, Ser A, RB, AMBAC
     (A) (B) 2.200%, 06/30/07              500           500
   Los Angeles County, TRAN
     3.750%, 06/28/02                   18,000        18,148
   Los Angeles, Community
     Redevelopment Authority, CMC
     Medical Plaza Partner Project,
     COP (A) (B) (C)
     2.200%, 12/01/05                    1,300         1,300
   Los Angeles, Community
     Redevelopment Authority, Grand
     Promenade Project, RB (A) (B) (C)
     2.200%, 12/01/10                    3,000         3,000
   Los Angeles, Multi-Family Housing
     Authority, Canyon Creek Apartments
     Project, RB (A) (B)
     2.080%, 12/01/10                    8,500         8,500
   Los Angeles, Multi-Family Housing
     Authority, Ser K, RB (A) (B) (C)
     1.900%, 07/01/10                    1,100         1,100
   Los Angeles, Unified School District
     Authority, Ser A, TRAN
     5.250%, 10/03/01                    7,145         7,146
   Los Angeles, Unified School District
     Authority, TRAN
     4.000%, 07/23/02                   18,500        18,708
   Mountain View Los Altos, Union High
     School District Authority, TRAN
     3.000%, 07/01/02                    2,500         2,506
   M-S-R Public Power Agency, San Juan
     Project, Ser D, RB, MBIA (A) (B)
     2.200%, 07/01/18                   11,000        11,000
   Mt. Diablo, Union School District
     Authority, TRAN
     4.500%, 10/30/01                    2,750         2,752
   Oakland, Capital Equipment Project,
     COP (A) (B) (C)
     2.200%, 12/01/15                    4,190         4,190
   Oakland, Joint Powers Financing
     Authority, Ser A-2, RB, FSA (A) (B)
     2.200%, 08/01/21                    4,600         4,600
   Oakland, Liquidity Facilities
     Authority, RB, ABAG (A) (B) (C)
     2.450%, 12/01/09                    1,590         1,590
   Oakland-Alameda County, Coliseum
     Project, Ser C-1, RB (A) (B) (C)
     2.000%, 02/01/25                    1,200         1,200

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Ontario, Industrial Development
     Authority, L.D. Brinkman Project,
     RB (A) (B) (C)
     2.650%, 04/01/15                  $ 4,900       $ 4,900
   Ontario, Multi-Family Housing
     Authority, Park
     Centre Partners,
     Ser A, RB (A) (B) (C)
     2.200%, 08/01/07                    2,450         2,450
   Orange County, Apartment
     Development Authority, Riverbend
     Apartments Project,
     Ser B, RB (A) (B) (C)
     2.250%, 12/01/29                    9,000         9,000
   Orange County, Improvement
     Board District No. 88,
     RB (A) (B) (C) 2.550%, 09/02/18     7,541         7,541
   Orange County, WLCO LF Partners,
     Issue G, Ser 1, RB (A) (B) (E)
     2.200%, 11/15/28                   12,000        12,000
   Palmdale, Community Redevelopment
     Agency, Manzanita Villas
     Apartments, Westrich Enterprises,
     RB (A) (B) (C)
     2.250%, 07/01/07                    3,400         3,400
   Panama-Buena Vista, Unified School
     District Authority, Capital
     Improvement Financing Project,
     COP (A) (B) (C)
     2.800%, 06/01/24                    8,800         8,800
   Pasadena, Rose Bowl Improvements
     Project, COP (A) (B) (C)
     2.250%, 12/01/11                    3,700         3,700
   Pico Rivera, Redevelopment Agency,
     Crossroads Plaza Project,
     RB (A) (B) (C)
     2.150%, 12/01/10                    7,200         7,200
   Redwood City, City Hall Project,
     COP (A) (B) (C)
     2.250%, 07/01/21                    2,000         2,000
   Riverside County, Housing Authority,
     De Anza Villas Project,
     RB (A) (B) (C)
     2.250%, 12/01/16                    2,780         2,780
   Riverside County, Housing Authority,
     Iowa II Limited, Ser A, RB (A) (B) (F)
     2.200%, 12/15/30                    2,250         2,250
   Riverside County, Housing Authority,
     Polk Apartments Limited L.P.,
     Ser B, RB (A) (B) (F)
     2.200%, 12/15/30                    7,890         7,890
   Riverside, Water Authority, RB
     9.000%, 10/01/01                    1,500         1,500
   Rocklin, Unified School District
     Authority, TRAN
     4.500%, 10/01/01                    4,275         4,275

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
38

STATEMENT OF NET ASSETS
September 30, 2001

California Tax Exempt Money Market Fund (CONTINUED)
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Roseville, Joint Union High School
     District Authority, TRAN
     4.500%, 10/01/01                  $ 2,300       $ 2,300
   Sacramento County, Multi-Family
     Housing Authority, Stone Creek
     Apartments Project, RB (A) (B) (E)
     2.200%, 11/15/27                    8,450         8,450
   Sacramento, Multi-Family Housing
     Authority, Peter P. Bollinger
     Investment, Ser C, RB (A) (B) (E)
     2.200%, 07/15/29                   12,500        12,500
   Sacramento, Unified School District
     Authority, TRAN
     4.400%, 11/28/01                    7,000         7,005
   San Bernardino County, County
     Center Refinancing Project,
     COP (A) (B) (C) 2.250%, 07/01/15    4,900         4,900
   San Bernardino County, Housing
     Authority, Alta Loma Heritage
     Project, Ser A, RB (A) (B) (C)
     2.150%, 02/01/23                    1,354         1,354
   San Bernardino County, Housing
     Authority, Indian Knoll Apartment
     Project, Ser A, RB (A) (B) (C)
     2.100%, 06/01/05                    3,580         3,580
   San Bernardino County, Housing
     Authority, Reche Canyon Apartment
     Project, Ser B, RB (A) (B) (F)
     2.100%, 06/01/05                    1,500         1,500
   San Bernardino County, Industrial
     Development Authority, Sandpiper
     Investments Limited Project,
     RB (A) (B) (C)
     2.300%, 10/01/05                    2,600         2,600
   San Bernardino County, Multi-Family
     Housing Authority, Mountain View
     Project, RB (A) (B) (C)
     2.200%, 03/01/27                    2,210         2,210
   San Bernardino County, Multi-Family
     Housing Authority, Parkview Plaza
     Project, Western Land Properties,
     Ser A, RB (A) (B) (C)
     2.200%, 03/01/27                    5,220         5,220
   San Bernardino County, Multi-Family
     Housing Authority, Rialto Heritage
     Project, Ser A, RB (A) (B) (C)
     2.150%, 02/01/23                    4,330         4,330
   San Diego, Multi-Family Housing
     Authority, University Town Center
     Apartments Project, RB (A) (B) (C)
     1.950%, 10/01/15                    1,400         1,400
   San Diego, Museum of Art Project,
     COP (A) (B) (C)
     2.200%, 09/01/30                    1,400         1,400

--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   San Dimas, Redevelopment Agency,
     Diversified Shopping Center
     Project, COP (A) (B) (C)
     2.200%, 12/01/05                  $ 1,300       $ 1,300
   San Francisco (City & County),
     Community Facilities District
     No. 4, RB (A) (B) (C)
     2.200%, 08/01/31                    6,560         6,560
   San Francisco (City & County),
     Housing Authority,
     Bayside Village Project D,
     Ser A, RB (A) (B) (C)
     1.890%, 12/01/05                   20,300        20,300
   San Francisco (City & County),
     Housing Authority,
     Bayside Village Project D,
     Ser B, RB (A) (B) (C)
     1.890%, 12/01/05                    1,000         1,000
   San Francisco (City & County),
     Moscone Center Expansion Project,
     Ser 2, RB, AMBAC (A) (B)
     2.150%, 04/01/30                    7,100         7,100
   San Francisco (City & County),
     TECP (C) 2.150%, 11/30/01             800           800
   San Francisco, Bay Area Toll
     Authority, Ser C, RB, AMBAC (A) (B)
     2.150%, 04/01/25                    5,000         5,000
   San Jose, Multi-Family Housing
     Authority, Timberwood Apartments
     Project, RB (C)
     2.200%, 02/01/20                    6,360         6,360
   San Marcos, Industrial Development
     Authority, Amistar Project,
     RB (A) (B) (C)
     2.200%, 12/01/05                    4,175         4,175
   Santa Clara County, El Camino
     Hospital District Authority, Valley
     Medical Center Project,
     Ser B, RB (A) (B) (C)
     2.100%, 08/01/15                    1,055         1,055
   Santa Clara County, Financing
     Authority, VMC Facility Replacement
     Project, Ser B, RB (A) (B)
     2.250%, 11/15/25                   11,075        11,075
   Simi Valley, Industrial & Economic
     Development Authority, Wambold
     Furniture Project, RB (A) (B) (C)
     2.300%, 12/01/14                    1,940         1,940
   Southern California, Metropolitan
     Water District Authority,
     Ser B-2, RB (A) (B)
     2.250%, 07/01/35                   15,000        15,000
   Southern California, Metropolitan
     Water District Authority, Water
     Works Authorization,
     Ser B, RB (A) (B)
     2.200%, 07/01/28                   10,000        10,000


                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENT OF NET ASSETS
September 30, 2001

California Tax Exempt Money Market Fund (CONTINUED)
--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   Stanislaus, Waste-To-Energy Financing
     Authority, Ogden Martin System
     Project, RB, MBIA (A) (B)
     2.150%, 01/01/10                  $10,800      $ 10,800
   Stockton, Multi-Family Housing
     Authority, Mariners Pointe Project,
     Ser A, RB (A) (B) (C)
     2.150%, 09/01/18                    1,900         1,900
   Sunnyvale, Government Center Site
     Acquisition Project, Ser A,
     COP, AMBAC (A) (B)
     2.200%, 04/01/31                    5,000         5,000
   Three Valleys, Municipal Water
     District Authority, Miramar Water
     Treatment Project, COP (A) (B) (C)
     2.250%, 11/01/14                    3,000         3,000
   Union City, Multi-Family Housing
     Authority, Mission Sierra Project,
     RB (A) (B) (E)
     2.200%, 07/15/29                    5,300         5,300
   Upland, Community Redevelopment
     Authority, Sunset Ridge & Village
     Apartments Project, RB (A) (B) (C)
     2.200%, 12/01/29                    6,700         6,700
   Vallejo, Multi-Family Housing Authority,
     Highlands Apartments Project,
     Ser A, RB (A) (B) (C)
     1.950%, 06/01/07                    2,545         2,545
   Westminster, Civic Center Refinancing
     Program, Ser A, COP, AMBAC (A) (B)
     2.200%, 06/01/22                    3,900         3,900
   Westminster, Redevelopment Agency,
     Commercial Redevelopment Project,
     TA, AMBAC (A) (B)
     2.200%, 08/01/27                   13,535        13,535
                                                    --------
     TOTAL CALIFORNIA                                732,250
                                                    --------


--------------------------------------------------------------------------------
Description                   Face Amount (000)  Value (000)
--------------------------------------------------------------------------------

   PUERTO RICO (0.8%)
   Puerto Rico, GO, FSA
     Pre-Refunded @ 101.5 (D)
     6.000%, 07/01/02                   $1,000      $  1,039
   Puerto Rico, Government
     Development Authority,
     RB, MBIA (A) (B)
     1.900%, 12/01/15                    4,700         4,700
                                                    --------
     TOTAL PUERTO RICO                                 5,739
                                                    --------

   MULTI-STATE (0.9%)
   Gaf, Tax Exempt Bond Grantor Trust,
     RB (A) (B) (C)
     2.950%, 10/01/12                    5,885         5,885
                                                    --------
     TOTAL MUNICIPAL BONDS
       (Cost $743,874)                               743,874
                                                    --------
     TOTAL INVESTMENTS (105.4%)
       (Cost $743,874)                               743,874
     OTHER ASSETS AND LIABILITIES, NET (-5.4%)       (38,034)
                                                    --------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
40

STATEMENT OF NET ASSETS
September 30, 2001

California Tax Exempt Money Market Fund (CONCLUDED)
--------------------------------------------------------------------------------
Description                                      Value (000)
--------------------------------------------------------------------------------

NET ASSETS:
   Fund Shares -- Institutional Class
     (unlimited authorization -- $0.01 par
     value) based on 50,545,428 outstanding
     shares of beneficial interest                  $ 50,545
   Fund Shares -- Class A (unlimited
     authorization -- $0.01 par value) based on
     638,462,244 outstanding
     shares of beneficial interest                   638,462
   Fund Shares -- Class S (unlimited
     authorization -- $0.01 par value) based on
     16,851,561 outstanding
     shares of beneficial interest                    16,852
   Accumulated net realized loss
     on investments                                      (19)
                                                    --------
   TOTAL NET ASSETS (100.0%)                        $705,840
                                                    --------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class            $1.00
                                                    --------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A                        $1.00
                                                    --------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class S                        $1.00
                                                    --------

(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on September 30, 2001.
(B) Put and Demand Feature -- the date reported on the Statement of Net Assets is the final maturity, not the next reset or put date.
(C) Securities are held in conjunction with a letter of credit from a major bank or financial institution.
(D) Pre-Refunded Security -- the maturity date shown is the pre-refunded date.
(E) Securities are collateralized under an agreement from FHLMC/FNMA.
(F) Security derives from a guaranteed agreement.
ABAG -- Association of Bay Area Governments
AMBAC -- American Municipal Bond Assurance Company
COP -- Certificate of Participation
FHLMC -- Federal National Mortgage Corporation
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assistance
GAN -- Grant Anticipation Notes
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RAN -- Revenue Anticipation Note
RB -- Revenue Bond
Ser -- Series TA -- Tax Allocation
TECP -- Tax Exempt Commercial Paper
TRAN -- Tax & Revenue Anticipation Note


                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENTS OF OPERATIONS
For the year ended September 30, 2001



                                                          LARGE CAP VALUE  LARGE CAP GROWTH  TECHNOLOGY    CORPORATE    GOVERNMENT
                                                            EQUITY FUND       EQUITY FUND    GROWTH FUND   BOND FUND     BOND FUND
                                                               (000)              (000)        (000)(1)      (000)         (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend                                                  $   519             $   157        $     9     $   30       $   14
   Interest                                                       --                  --              5      1,756          640
                                                             -------             -------        -------     ------       ------
   Total Income                                                  519                 157             14      1,786          654
                                                             -------             -------        -------     ------       ------

EXPENSES:
   Investment Advisory Fees                                      184                 123             16        111           49
   Administrative Fees                                            44                  28              3         41           18
   Shareholder Servicing Fees--Institutional Class                73                  46              4         69           28
   Shareholder Servicing Fees--Class A (2)                         4                   3              2          1           --
   Shareholder Servicing Fees--Class S (2)                        --                  --             --         --           --
   Custodian Fees                                                  3                   2             --          2            1
   Professional Fees                                               8                   6             --          6            4
   Transfer Agent Fees                                             2                   2             --          2            1
   Printing Fees                                                   3                   2             --          3            1
   Trustee Fees                                                    1                  --             --         --           --
   Registration and Filing Fees                                    3                   2              1          3            1
   Insurance and Other Fees                                        2                   2              1          2            1
   Organizational Fees                                            --                  --             --         --           --
                                                             -------             -------        -------     ------       ------
   Total Expenses                                                327                 216             27        240          104
                                                             -------             -------        -------     ------       ------
   Less, Waiver of:
   Investment Advisory Fees                                      (27)                (16)            (4)       (32)         (24)
   Administrative Fees                                            --                  --             --         --           --
   Shareholder Servicing Fees--Class A (2)                        --                  --             --         --           --
   Shareholder Servicing Fees--Class S (2)                        --                  --             --         --           --
   Transfer Agent Fees                                            --                  --             --         --           --
                                                             -------             -------        -------     ------       ------
   Net Expenses                                                  300                 200             23        208           80
                                                             -------             -------        -------     ------       ------
NET INVESTMENT INCOME (LOSS)                                     219                 (43)            (9)     1,578          574
                                                             -------             -------        -------     ------       ------
   Net Realized Gain (Loss) From Security Transactions           481              (3,036)          (431)       406          127
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                          (5,894)             (4,022)        (1,390)     1,213          571
                                                             -------             -------        -------     ------       ------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $(5,194)            $(7,101)       $(1,830)    $3,197       $1,272
                                                             -------             -------        -------     ------       ------

                                                                                                                     CALIFORNIA
                                                              CALIFORNIA                    PRIME       GOVERNMENT   TAX EXEMPT
                                                              TAX EXEMPT    HIGH YIELD      MONEY          MONEY       MONEY
                                                               BOND FUND     BOND FUND   MARKET FUND    MARKET FUND  MARKET FUND
                                                                 (000)         (000)        (000)          (000)        (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend                                                      $  8       $    15        $ 1,673      $     --       $    --
   Interest                                                       583         1,285         30,171       123,128        18,723
                                                                 ----       -------        -------      --------       -------
   Total Income                                                   591         1,300         31,844       123,128        18,723
                                                                 ----       -------        -------      --------       -------

EXPENSES:
   Investment Advisory Fees                                        35            85          1,547         6,285         1,693
   Administrative Fees                                             20            16            928         2,441           971
   Shareholder Servicing Fees--Institutional Class                 32            24            610           167            59
   Shareholder Servicing Fees--Class A (2)                         --            10          1,985        17,023         4,420
   Shareholder Servicing Fees--Class S (2)                         --            --            823           617           106
   Custodian Fees                                                   1             1             58           210            57
   Professional Fees                                                4             2             80           345           112
   Transfer Agent Fees                                             --             1             60           216            58
   Printing Fees                                                    2             1             37           131            35
   Trustee Fees                                                    --            --             11            42            11
   Registration and Filing Fees                                     1             2             64           237            18
   Insurance and Other Fees                                         1             2             21            83            24
   Organizational Fees                                             --            --             24            --            --
                                                                 ----       -------        -------      --------       -------
   Total Expenses                                                  96           144          6,248        27,797         7,564
                                                                 ----       -------        -------      --------       -------
   Less, Waiver of:
   Investment Advisory Fees                                       (32)          (26)          (475)         (687)       (1,068)
   Administrative Fees                                             --            --             --           (78)          (23)
   Shareholder Servicing Fees--Class A (2)                         --            --           (740)       (6,362)       (1,593)
   Shareholder Servicing Fees--Class S (2)                         --            --            (87)          (66)          (10)
   Transfer Agent Fees                                             --            --            (10)          (37)           (9)
                                                                 ----       -------        -------      --------       -------
   Net Expenses                                                    64           118          4,936        20,567         4,861
                                                                 ----       -------        -------      --------       -------
NET INVESTMENT INCOME (LOSS)                                      527         1,182         26,908       102,561        13,862
                                                                 ----       -------        -------      --------       -------
   Net Realized Gain (Loss) From Security Transactions            107          (464)          (919)*          33           (19)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                              254        (1,097)            --            --            --
                                                                 ----       -------        -------      --------       -------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $888        $ (379)       $25,989      $102,594       $13,843
                                                                 ----       -------        -------      --------       -------

 *   See note 7 in notes to financial statements.
(1) Commenced operations on October 3, 2000.
(2) Includes class specific distribution expenses.
Amounts designated as "--" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
                                     42 & 43

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended September 30,

                                                       LARGE CAP VALUE              LARGE CAP GROWTH              TECHNOLOGY
                                                      EQUITY FUND (000)             EQUITY FUND (000)          GROWTH FUND (000)
                                                  -------------------------    --------------------------    -------------------
                                                    2001          2000(1)          2001         2000(1)             2001(2)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income (Loss)                    $  219        $    158          $  (43)     $    (48)              $  (9)
   Net Realized Gain (Loss) from
     Security Transactions                            481           2,477          (3,036)          (23)               (431)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                 (5,894)         (2,369)         (4,022)       (1,423)             (1,390)
                                                  -------         -------         -------       -------              ------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations                   (5,194)            266          (7,101)       (1,494)             (1,830)
                                                  -------         -------         -------       -------              ------
DISTRIBUTIONS FROM:
   Net Investment Income:
   Institutional Class                               (216)           (157)             --            --                  (2)
   Class A                                             (3)             (1)             --            --                  --
   Realized Capital Gains:
   Institutional Class                             (2,481)             --              --            --                  --
   Class A                                            (62)             --              --            --                  --
                                                  -------         -------         -------       -------              ------
     Total Distributions                           (2,762)           (158)             --            --                  (2)
                                                  -------         -------         -------       -------              ------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
   Proceeds from Shares Issued                      9,271           5,025           6,529         6,709               2,453
   Proceeds from In-Kind Transaction (note 9)          --          27,331              --        21,323                  --
   Reinvestment of Distributions                      487              22              --            --                   1
   Cost of Shares Redeemed                         (4,033)         (3,150)         (5,793)       (4,964)               (122)
                                                  -------         -------         -------       -------              ------
     Increase in Net Assets From
       Institutional Class Share Transactions       5,725          29,228             736        23,068               2,332
                                                  -------         -------         -------       -------              ------
   Class A:
   Proceeds from Shares Issued                        756           2,027             650         2,084                 895
   Reinvestment of Distributions                       51              --              --            --                  --
   Cost of Shares Redeemed                           (655)         (1,287)           (330)       (1,427)                 (7)
                                                  -------         -------         -------       -------              ------
     Increase (Decrease) in Net Assets From
       Class A Share Transactions                     152             740             320           657                 888
                                                  -------         -------         -------       -------              ------
Net Increase in Net Assets From
   Capital Share Transactions                       5,877          29,968           1,056        23,725               3,220
                                                  -------         -------         -------       -------              ------
Total Increase (Decrease) in Net Assets            (2,079)         30,076          (6,045)       22,231               1,388
                                                  -------         -------         -------       -------              ------
NET ASSETS:
   Beginning of Period                             30,076              --          22,231            --                  --
                                                  -------         -------         -------       -------              ------
   End of Period                                  $27,997         $30,076         $16,186       $22,231              $1,388
                                                  -------         -------         -------       -------              ------
Undistributed net investment
   income, end of period                          $    --         $    --         $    --       $    --              $   --
                                                  -------         -------         -------       -------              ------
CAPITAL SHARES ISSUED AND REDEEMED:
   Institutional Class:
   Shares Issued                                    1,039             518             863           683                 275
   Shares Issued in Connection With In-Kind
     Transaction (note 9)                              --           2,733              --         2,132                  --
   Shares Issued in Lieu of Cash Distribution          54               2              --            --                  --
   Shares Redeemed                                   (436)           (331)           (727)         (505)                (19)
                                                  -------         -------         -------       -------              ------
     Total Institutional Class Transactions           657           2,922             136         2,310                 256
                                                  -------         -------         -------       -------              ------
   Class A:
   Shares Issued                                       85             201              80           210                 137
   Shares Issued in Lieu of Cash Distribution           5              --              --            --                  --
   Shares Redeemed                                    (71)           (128)            (43)         (147)                 (1)
                                                  -------         -------         -------       -------              ------
     Total Class A Transactions                        19              73              37            63                 136
                                                  -------         -------         -------       -------              ------
     Net Increase in Capital Shares                   676           2,995             173         2,373                 392
                                                  -------         -------         -------       -------              ------

(1)  Commenced operations on January 14, 2000.
(2)  Commenced operations on October 3, 2000.
Amounts designated as "--" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
44

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended September 30,

           CORPORATE                      GOVERNMENT               CALIFORNIA TAX EXEMPT                   HIGH YIELD
        BOND FUND (000)                 BOND FUND (000)                BOND FUND (000)                   BOND FUND (000)
------------------------------    --------------------------     ---------------------------    ---------------------------------
      2001          2000(1)           2001           2000(1)          2001            2000(1)         2001             2000(1)
---------------------------------------------------------------------------------------------------------------------------------

       $1,578     $     861            $ 574       $    425           $  527        $    388           $1,182       $    529

          406            (6)             127           (128)             107              19             (464)             5

        1,213           310              571            292              254             236           (1,097)          (227)
      -------      --------          -------       --------          -------        --------          -------       --------

        3,197         1,165            1,272            589              888             643             (379)           307
      -------      --------          -------       --------          -------        --------          -------       --------



       (1,571)         (858)            (573)          (425)            (525)           (387)            (999)          (475)
           (7)           (3)              (1)            --               --              --             (183)           (54)

          (43)           --               --             --              (19)             --               (5)            --
           (1)           --               --             --               --              --               --             --
      -------      --------          -------       --------          -------        --------          -------       --------
       (1,622)         (861)            (574)          (425)            (544)           (387)          (1,187)          (529)
      -------      --------          -------       --------          -------        --------          -------       --------



       12,611         6,805            3,640          2,670            4,676           1,320            1,205          9,784
           --        18,018               --         13,321               --          13,419               --             --
          289           147               63             30               21              --              627            356
       (4,376)       (2,561)          (2,985)        (4,952)          (1,153)         (3,357)          (1,145)           (68)
      -------      --------          -------       --------          -------        --------          -------       --------

        8,524        22,409              718         11,069            3,544          11,382              687         10,072
      -------      --------          -------       --------          -------        --------          -------       --------

           56           682                3             49                6               1            3,610          1,447
            3            --               --             --               --              --               96             54
         (400)         (260)             (49)            --               (1)             --             (464)          (431)
      -------      --------          -------       --------          -------        --------          -------       --------

         (341)          422              (46)            49                5               1            3,242          1,070
      -------      --------          -------       --------          -------        --------          -------       --------

        8,183        22,831              672         11,118            3,549          11,383            3,929         11,142
      -------      --------          -------       --------          -------        --------          -------       --------
        9,758        23,135            1,370         11,282            3,893          11,639            2,363         10,920
      -------      --------          -------       --------          -------        --------          -------       --------


       23,135            --           11,282             --           11,639              --           10,920             --
      -------      --------          -------       --------          -------        --------          -------       --------
      $32,893      $ 23,135          $12,652       $ 11,282          $15,532        $ 11,639          $13,283       $ 10,920
      -------      --------          -------       --------          -------        --------          -------       --------

      $    --      $     --          $    --       $     --          $     3        $      1          $    --       $     --
      -------      --------          -------       --------          -------        --------          -------       --------



        1,211           680              348            266              449             131              131            982

           --         1,802               --          1,332               --           1,342               --             --
           28            15                6              3                2              --               68             36
         (421)         (256)            (287)          (496)            (112)           (334)            (124)            (7)
      -------      --------          -------       --------          -------        --------          -------       --------
          818         2,241               67          1,105              339           1,139               75          1,011
      -------      --------          -------       --------          -------        --------          -------       --------

            5            68               --              5                1              --              397            145
           --            --               --             --               --              --               11              6
          (39)          (26)              (5)            --               --              --              (51)           (44)
      -------      --------          -------       --------          -------        --------          -------       --------
          (34)           42               (5)             5                1              --              357            107
      -------      --------          -------       --------          -------        --------          -------       --------
          784         2,283               62          1,110              340           1,139              432          1,118
      -------      --------          -------       --------          -------        --------          -------       --------

                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2001, the eleven months ended September 30, 2000 and the year ended October 31, 1999

                                                                                PRIME MONEY MARKET FUND (000)
                                                                -------------------------------------------------------------
                                                                    2001                    2000(1)                1999
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
   Net Investment Income                                          $   26,908               $   17,243           $    6,502
   Net Realized Gain (Loss) from Security Transactions                  (919)                      --                   --
                                                                  ----------               ----------           ----------
     Net Increase in Net Assets Resulting from Operations             25,989                   17,243                6,502
                                                                  ----------               ----------           ----------
DISTRIBUTIONS FROM:
   Net Investment Income:
   Institutional Class                                               (10,796)                  (8,952)              (6,496)
   Class A                                                           (11,610)                  (6,775)                  (3)
   Class S                                                            (4,517)                  (1,538)                  --
                                                                  ----------               ----------           ----------
     Total Distributions                                             (26,923)                 (17,265)              (6,499)
                                                                  ----------               ----------           ----------
CAPITAL SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
   Institutional Class:
   Shares Issued                                                   1,600,001                1,416,610              349,856
   Shares Issued in Lieu of Cash Distributions                         1,785                        5                    5
   Shares Redeemed                                                (1,498,439)              (1,352,579)            (345,633)
                                                                  ----------               ----------           ----------
     Increase in Net Assets From Institutional
        Class Share Transactions                                     103,347                   64,036                4,228
                                                                  ----------               ----------           ----------
   Class A:
   Shares Issued                                                   1,224,187                  702,840                5,584
   Shares Issued in Lieu of Cash Distribution                          4,248                    2,136                   --
   Shares Redeemed                                                (1,235,887)                (458,681)                (642)
                                                                  ----------               ----------           ----------
     Increase (Decrease) in Net Assets From
        Class A Share Transactions                                    (7,452)                 246,295                4,942
                                                                  ----------               ----------           ----------
   Class S:
   Shares Issued                                                     372,925                  200,796                  562
   Shares Issued in Lieu of Cash Distribution                             --                       --                   --
   Shares Redeemed                                                  (318,767)                (129,068)                  --
                                                                  ----------               ----------           ----------
     Increase in Net Assets From
       Class S Share Transactions                                     54,158                   71,728                  562
                                                                  ----------               ----------           ----------
Net Increase in Net Assets From Capital Share Transactions           150,053                  382,059                9,732
                                                                  ----------               ----------           ----------
Total Increase in Net Assets                                         149,119                  382,037                9,735
                                                                  ----------               ----------           ----------
NET ASSETS:
   Beginning of Period                                               525,200                  143,163              133,428
                                                                  ----------               ----------           ----------
   End of Period                                                  $  674,319               $  525,200           $  143,163
                                                                  ----------               ----------           ----------
   Undistributed net investment income (Distributions
     in excess of net investment income), end of period           $       33               $       30           $       36
                                                                  ----------               ----------           ----------

(1) The Fund's tax year changed from October 31 to September 30.
(2) Commenced operations on June 21, 1999.
Amounts designated as "--" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
46

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2001, the eleven months ended September 30, 2000 and the period ended October 31, 1999

              GOVERNMENT MONEY MARKET FUND (000)                           CALIFORNIA TAX EXEMPT MONEY MARKET FUND (000)
---------------------------------------------------------------   ---------------------------------------------------------------
        2001                2000(1)                1999(2)              2001                 2000(1)              1999(2)
---------------------------------------------------------------------------------------------------------------------------------

     $102,561           $   84,000            $   21,229               $13,862         $     14,146             $    4,089
           33                   15                    --                   (19)                   3                     (1)
   ----------           ----------            ----------           -----------          -----------             ----------
      102,594               84,015                21,229                13,843               14,149                  4,088
   ----------           ----------            ----------           -----------          -----------             ----------



       (2,651)                (707)                   --                  (504)                (234)                    --
      (96,936)             (82,391)              (21,228)              (13,065)             (13,877)                (4,083)
       (2,977)                (904)                   (1)                 (276)                 (60)                    --
   ----------           ----------            ----------           -----------          -----------             ----------
     (102,564)             (84,002)              (21,229)              (13,845)             (14,171)                (4,083)
   ----------           ----------            ----------           -----------          -----------             ----------



      918,402               73,308                    --               231,446               55,566                     --
           --                   --                    --                    --                   --                     --
     (869,450)             (45,459)                   --              (187,726)             (48,741)                    --
   ----------           ----------            ----------           -----------          -----------             ----------

       48,952               27,849                    --                43,720                6,825                     --
   ----------           ----------            ----------           -----------          -----------             ----------

    7,260,203            3,937,923             2,596,166             1,800,551            1,174,490              1,098,793
       63,989               55,346                14,931                10,027               10,270                  2,980
   (6,680,579)          (3,617,559)           (1,098,960)           (1,721,370)          (1,168,745)              (568,534)
   ----------           ----------            ----------           -----------          -----------             ----------

      643,613              375,710             1,512,137                89,208               16,015                533,239
   ----------           ----------            ----------           -----------          -----------             ----------

      537,426              110,214                   911                95,556               39,260                     --
           --                   --                    --                    --                   --                     --
     (431,986)             (69,532)                   --               (86,427)             (31,537)                    --
 ------------           ----------            ----------           -----------          -----------             ----------

      105,440               40,682                   911                 9,129                7,723                     --
 ------------           ----------            ----------           -----------          -----------             ----------
      798,005              444,241             1,513,048               142,057               30,563                533,239
 ------------           ----------            ----------           -----------          -----------             ----------
      798,035              444,254             1,513,048               142,055               30,541                533,244
 ------------           ----------            ----------           -----------          -----------             ----------


    1,957,302            1,513,048                    --               563,785              533,244                     --
 ------------           ----------            ----------           -----------          -----------            ----------
   $2,755,337           $1,957,302            $1,513,048           $   705,840          $   563,785             $  533,244
 ------------           ----------            ----------           -----------          -----------             ----------

   $       10           $       (2)           $       --           $        --          $       (20)            $        5
 ------------           ----------            ----------           -----------          -----------             ----------

                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

--------------------------------------------------------------------------------------------------------------------------------

                                    Net
               Net              Realized and               Distributions   Net               Net                    Ratio of
              Asset      Net     Unrealized  Distributions     from       Asset            Assets       Ratio          Net
              Value   Investment   Gains       from Net      Realized     Value              End     of Expenses   Income (Loss)
            Beginning  Income   (Losses) on   Investment      Capital      End      Total of Period  to Average     to Average
            of Period  (Loss)    Securities      Income        Gains    of Period  Return   (000)   Net Assets(1)  Net Assets(1)
            --------- --------- ------------ ------------- ------------ --------- -------- -------- ------------- --------------
LARGE CAP VALUE EQUITY FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001     $10.04  $ 0.07      $(1.57)      $(0.07)        $(0.84)    $ 7.63   (16.36)%  $27,293      1.00%         0.74%
     2000      10.00    0.06        0.04        (0.06)            --      10.04     0.99     29,344      1.00          0.87
   CLASS A (COMMENCED OPERATIONS ON APRIL 13, 2000)
     2001     $10.04  $ 0.04      $(1.58)      $(0.04)        $(0.84)    $ 7.62   (16.68)%  $   704      1.25%         0.49%
     2000       9.55    0.03        0.49        (0.03)            --      10.04     5.48        732      1.25          0.62

LARGE CAP GROWTH EQUITY FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001     $ 9.37  $(0.02)     $(2.99)      $   --         $   --     $ 6.36   (32.12)%  $15,550      1.05%        (0.22)%
     2000      10.00   (0.02)      (0.61)          --             --       9.37    (6.30)    21,639      1.05         (0.31)
   CLASS A (COMMENCED OPERATIONS ON MARCH 28, 2000
     2001     $ 9.35  $(0.03)     $(2.99)      $   --          $  --     $ 6.33   (32.30)%  $   636      1.30%        (0.47)%
     2000      10.70   (0.01)      (1.34)          --             --       9.35   (12.62)       592      1.30         (0.56)

TECHNOLOGY GROWTH FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON OCTOBER 3, 2000)
     2001     $10.00  $(0.02)     $(6.43)      $(0.01)        $   --     $ 3.54   (64.56)%  $   907      1.20%        (0.38)%+
   CLASS A (COMMENCED OPERATIONS ON OCTOBER 23, 2000)
     2001     $10.31  $(0.03)     $(6.73)      $(0.01)        $   --     $ 3.54   (65.37)%  $   481      1.50%        (1.04)%+

CORPORATE BOND FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001     $10.14  $ 0.60      $ 0.60       $(0.60)        $(0.02)    $10.72    12.14%   $32,800      0.75%         5.71%++
     2000      10.00    0.42        0.14        (0.42)            --      10.14     5.76     22,711      0.75          6.09
   CLASS A (COMMENCED OPERATIONS ON APRIL 13, 2000)
     2001     $10.13  $ 0.57      $ 0.62       $(0.57)        $(0.02)    $10.73    12.08%   $    93      1.00%         5.67%++
     2000      10.06    0.31        0.07        (0.31)            --      10.13     3.81        424      1.00          5.84

GOVERNMENT BOND FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001     $10.17  $ 0.53      $ 0.63       $(0.53)        $   --     $10.80    11.67%   $12,648      0.70%         5.04%++
     2000      10.00    0.38        0.17        (0.38)            --      10.17     5.64     11,233      0.70          5.49
   CLASS A (COMMENCED OPERATIONS ON APRIL 13, 2000)
     2001     $10.16  $ 0.49      $ 0.63       $(0.51)        $   --     $10.77    11.25%   $     4      0.95%         5.03%++
     2000      10.06    0.23        0.10        (0.23)            --      10.16     3.37         49      0.95          5.24

CALIFORNIA TAX EXEMPT BOND FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001     $10.22  $ 0.43      $ 0.30       $(0.43)        $(0.02)    $10.50     7.21%   $15,526      0.50%         4.11%
     2000      10.00    0.32        0.22        (0.32)            --      10.22     5.43     11,638      0.50          4.50
   CLASS A (COMMENCED OPERATIONS ON APRIL 13, 2000)
     2001     $10.22  $ 0.41      $ 0.30       $(0.40)        $(0.02)    $10.51     7.08%   $     6      0.75%         3.82%
     2000      10.10    0.20        0.12        (0.20)            --      10.22     3.20          1      0.75          4.25

HIGH YIELD BOND FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001     $ 9.76  $ 0.98      $(1.18)      $(0.98)        $(0.01)    $ 8.57    (2.45)%  $ 9,310      1.00%        10.52%
     2000      10.00    0.64       (0.24)       (0.64)            --       9.76     4.21      9,877      1.00          9.41
   CLASS A (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001     $ 9.76  $ 0.95      $(1.18)      $(0.95)        $(0.01)    $ 8.57    (2.74)%  $ 3,973      1.30%        10.14%
     2000      10.00    0.62       (0.24)       (0.62)            --       9.76     3.94      1,043      1.30          9.11


                Ratio
             of Expenses
             to Average
              Net Assets   Portfolio
              (Excluding   Turnover
              Waivers)(1)     Rate
             ------------  ----------
LARGE CAP VALUE EQUITY FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001       1.09%         51%
     2000       1.12          38
   CLASS A (COMMENCED OPERATIONS ON APRIL 13, 2000)
     2001       1.34%         51%
     2000       1.37          38

LARGE CAP GROWTH EQUITY FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001       1.13%         58%
     2000       1.16          51
   CLASS A (COMMENCED OPERATIONS ON MARCH 28, 2000)
     2001       1.38%         58%
     2000       1.41          51

TECHNOLOGY GROWTH FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON OCTOBER 3, 2000)
     2001       1.41%         23%
   CLASS A (COMMENCED OPERATIONS ON OCTOBER 23, 2000)
     2001       1.71%         23%

CORPORATE BOND FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001       0.86%         83%
     2000       0.91           6
   CLASS A (COMMENCED OPERATIONS ON APRIL 13, 2000)
     2001       1.11%         83%
     2000       1.16           6

GOVERNMENT BOND FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001       0.91%        126%
     2000       0.97          21
   CLASS A (COMMENCED OPERATIONS ON APRIL 13, 2000)
     2001       1.16%        126%
     2000       1.22          21

CALIFORNIA TAX EXEMPT BOND FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001       0.75%         56%
     2000       0.79          49
   CLASS A (COMMENCED OPERATIONS ON APRIL 13, 2000)
     2001       1.00%         56%
     2000       1.04          49

HIGH YIELD BOND FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001       1.23%         12%
     2000       1.31           5
   CLASS A (COMMENCED OPERATIONS ON JANUARY 14, 2000)
     2001       1.53%         12%
     2000       1.61           5

 +  Ratios reflect the impact of the initial low level of average net assets associated with commencement of operations and the effects of annualization.
 ++ Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
(1) Annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
48

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
For the year ended September 30, 2001, the eleven months ended September 30, 2000 and the year or period ended October 31,

                                                                                                          Ratio
               Net                                 Net                Net                 Ratio of     of Expenses
              Asset                Distributions  Asset             Assets     Ratio         Net        to Average
              Value        Net       from Net     Value               End   of Expenses    Income       Net Assets
            Beginning  Investment   Investment     End     Total  of Period  to Average   to Average    (Excluding
            of Period    Income       Income    of Period Return     (000)  Net Assets(1) Net Assets(1)  Waivers)(1)
            --------- ---------  ------------- --------- -------- -------- ------------- -------------- ------------
PRIME MONEY MARKET FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON MARCH 23, 1998)
     2001      $1.00     $0.046      $(0.046)    $1.00     4.65%  $  304,698    0.63%       4.42%++         0.71%
     2000*      1.00      0.051       (0.051)     1.00     5.24      201,688    0.63        5.62+           0.71
     1999       1.00      0.045       (0.045)     1.00     4.61      137,659    0.63        4.51            0.79
     1998       1.00      0.029       (0.029)     1.00     3.11      133,428    0.63        4.99            0.78
   CLASS A (COMMENCED OPERATIONS ON OCTOBER 18, 1999)
     2001      $1.00     $0.043      $(0.043)    $1.00     4.42%  $  243,340    0.85%       4.39%++         1.21%
     2000*      1.00      0.049       (0.049)     1.00     5.03      251,225    0.85        5.61+           1.21
     1999       1.00      0.002       (0.002)     1.00     0.18        4,942    0.85        4.62            1.30
   CLASS S (COMMENCED OPERATIONS ON OCTOBER 26, 1999)
     2001      $1.00     $0.041      $(0.041)    $1.00     4.21%  $  126,281    1.05%       4.12%++         1.21%
     2000*      1.00      0.047       (0.047)     1.00     4.83       72,287    1.05        5.47+           1.21
     1999       1.00      0.001       (0.001)     1.00     0.07          562    1.05        4.42            1.30
GOVERNMENT MONEY MARKET FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON APRIL 3, 2000)
     2001      $1.00     $0.046      $(0.046)    $1.00     4.70%  $   76,802    0.63%       3.97%++         0.66%
     2000*      1.00      0.029       (0.029)     1.00     2.90       27,849    0.63        5.84            0.68
   CLASS A (COMMENCED OPERATIONS ON JUNE 21, 1999)
     2001      $1.00     $0.044      $(0.044)    $1.00     4.47%  $2,531,500    0.85%       4.27%++         1.16%
     2000*      1.00      0.049       (0.049)     1.00     4.96    1,887,860    0.85        5.32            1.18
     1999       1.00      0.016       (0.016)     1.00     1.58    1,512,137    0.85        4.33            1.15
   CLASS S (COMMENCED OPERATIONS ON OCTOBER 6, 1999)
     2001      $1.00     $0.042      $(0.042)    $1.00     4.26%  $  147,035    1.05%       3.62%++         1.16%
     2000*      1.00      0.047       (0.047)     1.00     4.77       41,593    1.05        5.39            1.18
     1999       1.00      0.003       (0.003)     1.00     0.30          911    1.05        4.30            1.15
CALIFORNIA TAX EXEMPT MONEY MARKET FUND
   INSTITUTIONAL CLASS (COMMENCED OPERATIONS ON APRIL 3, 2000)
     2001      $1.00     $0.025      $(0.025)    $1.00     2.51%  $   50,543    0.55%       2.12%++         0.72%
     2000*      1.00      0.016       (0.016)     1.00     1.64        6,825    0.55        3.29            0.74
   CLASS A (COMMENCED OPERATIONS ON JUNE 21, 1999)
     2001      $1.00     $0.023      $(0.023)    $1.00     2.28%  $  638,446    0.78%       2.22%++         1.22%
     2000*      1.00      0.025       (0.025)     1.00     2.55      549,237    0.78        2.74            1.24
     1999       1.00      0.008       (0.008)     1.00     0.79      533,244    0.78        2.17            1.21
   CLASS S (COMMENCED OPERATIONS ON NOVEMBER 12, 1999)
     2001      $1.00     $0.021      $(0.021)    $1.00     2.08%  $   16,851    0.98%       1.96%++         1.22%
     2000*      1.00      0.023       (0.023)     1.00     2.30        7,723    0.98        2.69            1.24

  + Ratios reflect the impact of the initial low level of average net assets associated with commencement of operations and the effects of annualization. ++ Ratios reflect the impact of significant changes in average net assets and the effects of annualization.
  * The Fund's tax year changed from October 31 to September 30.
(1) Annualized.



                                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2001

--------------------------------------------------------------------------------

1. Organization:

The CNI Charter Funds, a Delaware business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with ten portfolios. The financial statements included herein are those of the Large Cap Value Equity Fund, Large Cap Growth Equity Fund, Technology Growth Fund (collectively the "Equity Funds"), Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, (collectively the "Fixed Income Funds"), Prime Money Market Fund, Government Money Market Fund, California Tax Exempt Money Market Fund (collectively the "Money Market Funds"), (each a "Fund", collectively, the "Funds"). The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.


2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION -- Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investment securities of the Fixed Income and Equity Funds, which are listed on a securities exchange for which market quotations are available, are valued by independent pricing services at the last quoted sales price for such securities on each business day. If there is no such reported sale, those securities are valued at the mean between last available bid and ask price. Unlisted securities (of which there were none on September 30, 2001) for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.

FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. For securities sold, realized gains or losses are determined on the basis of the identified cost of the securities delivered.

TBA TRANSACTIONS -- The Funds may engage in "to be announced" ("TBA") security transactions. Such transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund records TBAsecurities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. As of September 30, 2001, the Funds did not hold any TBA securities.

CLASSES -- Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid to shareholders monthly for the Money Market and Fixed Income Funds. Distributions from net investment income are declared and paid quarterly for the Equity Funds. Any net realized capital gains are distributed to shareholders at least annually. Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may


--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
50

September 30, 2001

--------------------------------------------------------------------------------

differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts during the fiscal year ended September 30, 2001:

                                                              Undistributed
                                                Accumulated        Net
                                                   Realized     Investment
                                Paid-in-Capital      Gain         Income
Funds                                (000)           (000)         (000)
------------                    ---------------  -----------   -------------
Large Cap Growth Equity Fund         $(43)           $ --          $43
Technology Growth Fund                (11)             --           11
Prime Money Market Fund               (18)             --           18
Government Money Market Fund           --             (15)          15
California Tax Exempt
    Money Market Fund                  --              (3)           3

ORGANIZATIONAL COSTS -- Organizational costs of the Prime Money Market Fund have been capitalized and are being amortized over a period of sixty months. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Funds does not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.


3. Administration, Transfer Agent, Distribution and  Shareholder Services
   Agreements:

Pursuant to an administration agreement dated April 1, 1999 (the "Agreement"), SEI Investments Mutual Funds Services ("SIMFS"), a wholly owned subsidiary of SEIInvestments Company, acts as the Trust's Administrator. Under the terms of the Agreement, SEIis entitled to receive an annual fee of 0.15% of the average daily net assets of the Prime Money Market Fund, 0.101% of the average daily net assets of the Government Money Market Fund, 0.155% of the average daily net assets of the California Tax Exempt Money Market Fund, and 0.15% of the average daily net assets of the Equity and Fixed Income Funds. Each Fund is subject to a minimum annual fee of $90,000, which may be reduced at the sole discretion of the Administrator. Pursuant to a separate agreement with the Administrator, City National Bank ("CNB") performs sub-administration services on behalf of the Equity and Fixed Income Funds, for which it receives a fee paid by the Administrator at an annual rate of up to 0.075% of the average daily net assets of such funds. For the period ended September 30, 2001, CNB received sub-administration fees from the Equity and Fixed Income Funds in the amount of approximately $85,000.

The Funds have adopted Rule 12b-1 Distribution Plan ("the Plan") with respect to Class A and S Shares that allow each Fund to pay distribution and services fees. The Distributor, as compensation for its services under the Plan, receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class A Shares and Class S Shares of the Money Market Funds; and 0.25% of the Class A


--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

September 30, 2001

--------------------------------------------------------------------------------

Shares of the Equity and Fixed Income Funds, with the exception of 0.30% of the Class A Shares of the Technology Growth and High Yield Bond Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities.

On April 1, 1999, SEI Investments Fund Management assumed the role of Transfer Agent whereby they provide services at an annual rate of $15,000 per fund. SEI Investments Fund Management has agreed to absorb certain transfer agency related expenses on behalf of the Fund. At September 30, 2001, the Funds had approximately $24,000 in transfer agent fee payable to SEIInvestments Fund Management.

On April 1, 1999, First Union National Bank assumed the role of Custodian for the Trust. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The Funds have also adopted a Shareholder Services Agreement that permits payment of compensation to service providers, that may include CNB, that have agreed to provide certain shareholder support for their customers who own Institutional Class, Class A or Class S Shares. In consideration for such services, a service provider is entitled to receive compensation at the annual rate of up to 0.25% of each Fund's average daily net assets. For the period ended September 30, 2001, CNB received Shareholder Servicing fees from the Funds in the amount of approximately $6,839,000.

Certain officers of the Trust are also officers of City National Asset Management, Inc. (the "Adviser"), SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. Investment Advisory Fees and Other Transactions with Affiliates:

Effective May 10, 2001, City National Asset Management, Inc. ("CNAM") assumed the role of Investment Adviser. Under the terms of the current agreements, the Adviser receives an annual fee equal to 0.62% of the average daily net assets of the Large Cap Value Equity Fund, 0.65% of the average daily net assets of the Large Cap Growth Equity Fund, 0.85% of the average daily net assets of the Technology Growth Fund, 0.40% of the average daily net assets of the Corporate Bond Fund, 0.43% of the average daily net assets of the Government Bond Fund, 0.27% of the average daily net assets of the California Tax Exempt Bond Fund, 0.75% of the average daily net assets of the High Yield Bond Fund, 0.25% of the average daily net assets of the Prime Money Market Fund, 0.26% of the average daily net assets of the Government Money Market Fund, and 0.27% of the average daily net assets of the California Tax Exempt Money Market Fund.

Wellington Management Company, LLP ("Wellington Management") acts as the Investment Sub-Adviser on behalf of the Government Money Market Fund.

Weiss, Peck, &Greer, LLC ("WP&G") acts as the Investment Sub-Adviser on behalf of the California Tax Exempt Money Market Fund.

Credit Suisse Asset Management, LLC ("CSAM") acts as the Investment Sub-Adviser on behalf of the High Yield Bond Fund.

The Adviser has voluntarily agreed to limit its fees or reimburse the expenses to the extent necessary to keep the operating expenses at or below certain percentages of the respective average daily net assets. Prior to March 31, 2001, the Adviser had contractually agreed to limit its fees or reimburse the expenses of the Institutional Class Shares of the Prime Money Market Fund.The Adviser has


--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
52

September 30, 2001

--------------------------------------------------------------------------------

voluntarily agreed to maintain this limitation until further notice to the Trust. The contractual and voluntary expense limitations (expressed as a percentage of average daily net assets) are as follows:

                   Large Cap  Large Cap
                     Value      Growth   Technology  Corporate
                    Equity      Equity     Growth      Bond
                     Fund        Fund       Fund       Fund
                   ---------  ---------  ----------  ---------
Institutional Class  1.00%       1.05%      1.20%      0.75%
Class A              1.25%       1.30%      1.50%      1.00%


                                California
                   Government   Tax Exempt      High Yield
                      Bond         Bond            Bond
                      Fund         Fund            Fund
                   ----------   ----------      ----------
Institutional Class   0.70%        0.50%           1.00%
Class A               0.95%        0.75%           1.30%

                      Prime                     California
                      Money     Government      Tax Exempt
                     Market    Money Market    Money Market
                      Fund         Fund            Fund
                    --------   ------------    ------------
Institutional Class   0.63%         0.63%           0.55%
Class A               0.85%         0.85%           0.78%
Class S               1.05%         1.05%           0.98%


The Trust and the Distributor are parties to a Distribution Agreement dated April 8, 1999. The Distributor receives no fees for its distribution services under this agreement.

At September 30, 2001, the following fees were payable to the Adviser net of waivers from each fund:

                                               Sub-        Share-       Distri-
                                Investment   Adminis-      holder       bution
                                 Advisory     trative     Services     Services
                                    Fee         Fee          Fee          Fee
Fund                               (000)       (000)        (000)        (000)
----                            ----------   --------     --------     ---------
Large Cap Value Equity Fund         $ 12     $   2          $  6        $ --
Large Cap Growth Equity Fund           8         1             3          --
Technology Growth Fund                 1        --            --          --
Corporate Bond Fund                    8         2             7          --
Government Bond Fund                   2         1             3          --
California Tax Exempt
   Bond Fund                          --         1             3          --
High Yield Bond Fund                   6         1             3           1
Prime Money Market Fund              104        --           115         113
Government Money
   Market Fund                       518        --           392         684
California Tax Exempt
   Money Market Fund                  64        --           110         171


5. Investment Transactions:

The cost of security purchases and proceeds from the sale of securities, other than temporary investments in short-term securities for the period ended September 30, 2001, were as follows for the Equity and Fixed Income Funds:

                                    Purchases           Sales
                                   -----------        ---------
                                  U.S.               U.S.
                              Government  Other  Government   Other
Fund                             (000)    (000)     (000)     (000)
----                          ----------  -----  ----------   -----
Large Cap Value Equity
  Fund                          $   --  $18,297   $    --    $15,019
Large Cap Growth Equity
  Fund                              --   11,727        --     10,635
Technology Growth Fund              --    3,571        --        397
Corporate Bond Fund              5,391   24,084     8,074     13,939
Government Bond Fund            14,422       --    13,947         --
California Tax Exempt
  Bond Fund                         --   10,309        --      6,780
High Yield Bond Fund                --    5,408        --      1,233

At September 30, 2001, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were not materially different from the amounts reported for financial reporting purposes. Based on cost for federal income tax purposes, the aggregate gross unrealized gain on securities, the aggregate gross unrealized loss on securities and the net unrealized gain/(loss) at September 30, 2001 for each of the Fixed Income and Equity Funds are as follows:

                                                      Net Appreciation
                            Appreciation Depreciation  (Depreciation)
Fund                            (000)        (000)          (000)
----                        ------------ ------------ ----------------
Large Cap Value Equity
 Fund                         $ 5,602      $(1,289)      $ 4,313
Large Cap Growth Equity
 Fund                             770       (3,698)       (2,928)
Technology Growth Fund             20       (1,410)       (1,390)
Corporate Bond Fund             1,250           (4)        1,246
Government Bond Fund              491           --           491
California Tax Exempt
 Bond Fund                        409           (6)          403
High Yield Bond Fund              308       (1,632)       (1,324)

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
September 30, 2001

--------------------------------------------------------------------------------

6. Capital Loss Carryforwards:

At September 30, 2001, the following Funds have Capital loss carryforwards:

                                             Expiration
Fund                           Amount           Date
---------                    ---------      ------------
Large Cap Growth Equity Fund  $11,201          2008
Government Bond Fund              828          2008
Prime Money Market Fund           325          2006-08

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. Certain Funds incurred losses from November 1, 2000 to September 30, 2001. As permitted by tax regulations, the Funds intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2002. The Funds that elected to defer losses and amounts deferred are as follows:


Fund                            Amount
---------                    -------------
Large Cap Growth Equity Fund  $3,047,604
Technology Growth Fund           391,959
High Yield Bond Fund             463,652
Prime Money Market Fund          918,912
California Tax Exempt
 Money Market Fund                18,500

7. California Utilities:

On January 9, 2001, Standard & Poor's and Moody's credit rating agencies lowered their commercial paper ratings from A-1/P-1 to A-3/P-3 for Pacific Gas & Electric. The Adviser, in anticipation of the downgrades, eliminated the risk associated with these securities. The losses generated by selling the securities in the Prime Money Market Fund totaled $978,885 and did not affect the $1.00 net asset value.


8. Concentration of Credit Risk:

CALIFORNIA TAX EXEMPT FUNDS-SPECIFIC RISKS

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by the general financial condition of the State of California.

9. Affiliated Transactions:

On January 18, 2000, the net assets of City National Bank Collective Investment
Funds: The CNI Growth Equity, CNI-EBT Equity, CNI-EBT Large Cap Growth Equity, CNI Value Equity, CNI-EBT Large Cap Value Equity, CNI Fixed Income, CNI-EBT Fixed Income, CNI Taxable Fixed Income, CNI-EBT Government Securities and CNI-EBT Tax Exempt Fixed Income Funds, consisting entirely of securities and certain related receivables, were converted on a tax-free basis into the Large Cap Growth Equity, Large Cap Value Equity, Corporate Bond, Government Bond, and California Tax Exempt Bond Funds. The number of shares issued for each fund and the net assets of each fund (including net unrealized gain/loss) immediately before the conversion were as follows:

                              Net Assets    Unrealized Gain
Common Trust Fund                (000)       (Loss) (000)
------------------------      ----------    ---------------
CNI Growth Equity Fund (1)      $14,450        $ 1,464
CNI-EBT Equity Fund (1)           1,294            346
CNI-EBT Large Cap Growth Equity
 Fund (1)                         5,579            707
CNI Value Equity Fund (2)        23,673         12,334
CNI-EBT Large Cap Value Equity
 Fund (2)                         3,658            243
CNI Fixed Income Fund (3)        14,827           (263)
CNI-EBT Fixed Income Fund (3)     3,191            (13)
CNI Taxable Fixed Income
 Fund (4)                        12,715           (374)
CNI-EBT Government Securities
 Fund (4)                           606            (14)
CNI-EBT Tax Exempt Fixed Income
 Fund (5)                        13,419            (87)

(1) Converted into the Large Cap Growth Equity Fund.
(2) Converted into the Large Cap Value Equity Fund.
(3) Converted into the Corporate Bond Fund.
(4) Converted into the Government Bond Fund.
(5) Converted into the California Tax Exempt Bond Fund.


Mutual Funds                     Net Assets     Shares Issued
------------                    ------------   ---------------
Large Cap Growth Equity Fund     $   100         2,132,293
Large Cap Value Equity Fund          100         2,733,138
Corporate Bond Fund                  100         1,801,808
Government Bond Fund                 100         1,332,122
California Tax Exempt Bond Fund      100         1,341,878

The Net Asset Value of shares issued in exchange for the assets and the number of shares issued in the tax-free conversions are included in capital share transactions and shares issued and redeemed, respectively, of the Institutional Class in the Statement of Changes in Net Assets for each respective fund.

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
54

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of CNI Charter Funds:

   We have audited the accompanying statements of net assets of the Large Cap Value Equity Fund, Large Cap Growth Equity Fund, Technology Growth Fund, Corporate Bond Fund, Government Bond Fund, California Tax-Exempt Bond Fund, High Yield Bond Fund, Prime Money Market Fund, Government Money Market Fund, and California Tax Exempt Money Market Fund (ten of the Funds comprising the CNI Charter Funds) as of September 30, 2001 and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for the year then ended, and the period from January 14, 2000 (commencement of operations) through September 30, 2001 for the Large Cap Growth Equity Fund, Large Cap Value Equity Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, and High Yield Bond Fund, the related statement of operations, statement of changes in net assets, and financial highlights for the period from October 3, 2000 (commencement of operations) through September 31, 2001 for the Technology Growth Fund, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended, the eleven months ended September 30, 2000, and the year ended October 31, 1999 for the Prime Money Market Fund, and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for the year then ended, the eleven months ended September 30, 2000, and the period from June 21, 1999 (commencement of operations) through October 31, 1999 for the Government Money Market Fund and California Tax Exempt Money Market Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. For the Prime Money Market Fund, the financial highlights for the period from March 23, 1998 (commencement of operations) through October 31, 1998 were audited by other auditors whose report thereon dated December 11, 1998 expressed an unqualified opinion on this information.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights which were audited by us and referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of CNI Charter Funds as of September 30, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.



/S/SIGNATURE
KPMG LLP

Los Angeles, California
November 9, 2001


--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS

NOTICE TO SHAREHOLDERS
September 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

For shareholders that do not have a September 30, 2001 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2001 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2001 each fund is designating the following items with regard to distributions paid during the year as follows:

                                        (A)*                (B)*
                                      Long Term           Ordinary
                                    Capital Gain           Income                                   Total              (C)**
                                    Distributions       Distributions        Tax Exempt         Distributions       Qualifying
Fund                                 (Tax Basis)         (Tax Basis)          Interest           (Tax Basis)       Dividend (1)
-----------                         -------------       -------------        ----------         -------------      ------------
Large Cap Value Equity Fund               92%                   8%                 0%                 100%               100%
Large Cap Growth Equity Fund               0%                   0%                 0%                   0%                 0%
Technology Growth Fund                     0%                   0%                 0%                   0%                 0%
Corporate Bond Fund                        2%                  98%                 0%                 100%                 0%
Government Bond Fund                       0%                 100%                 0%                 100%                 0%
California Tax-Exempt Bond Fund            0%                   4%                96%                 100%                 0%
High Yield Bond Fund                       0%                 100%                 0%                 100%                 0%
Prime Money Market Fund                    0%                 100%                 0%                 100%                 0%
Government Money Market Fund               0%                 100%                 0%                 100%                 0%
California Tax-Exempt
   Money Market Fund                       0%                   0%               100%                 100%                 0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on the percentage of each fund's total distribution.
** Item (C) is based on the percentage of ordinary income distributions of each fund.

--------------------------------------------------------------------------------
                                CNI CHARTER FUNDS
56

[BACKGROUND PHOTO OMITTED]



                               Thank you for your
                               investment with
                               CNI Charter Funds.
                             We value the trust you
                              have placed in us to
                     help you achieve your financial goals.

CNI CHARTER
-----------
    FUNDS (SM)


For more information on CNI Charter Funds, including charges and expenses, please call 1-888-889-0799 for a free prospectus. Read it carefully before you invest or send money.



CNI-AR-001-01

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
September 30, 2001


                                                    ---------------
                                                     RCB Small Cap
                                                         Value
                                                          Fund
                                                    ---------------
ASSETS:
     Cash                                                $  300
                                                         ------
     Total Assets                                           300
                                                         ------
LIABILITIES:                                                  -
                                                         ------
NET ASSETS:                                              $  300
                                                         ======

Shares of beneficial interest issued
    and outstanding (unlimited authorization-
    no par value) - Class R                               17.71
                                                         ------
"NET ASSET VALUE, OFFERING PRICE AND "
   REDEMPTION PRICE PER SHARE - CLASS R                  $16.94
                                                         ======
MAXIMUM OFFERING PRICE PER SHARE
    - CLASS R ($16.94/96.50%)                            $17.55
                                                         ======
Net assets are comprised of
    Paid In Capital                                      $  300
                                                         ======

SEE ACCOMPANYING NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES.

NOTES TO FINANCIAL STATEMENTS
RCB SMALL CAP VALUE FUND
09/30/2001

1. ORGANIZATION:
The CNI Charter Funds, a Delaware business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eleven portfolios. The statement of assets and liabilities included herein is that of the RCB Small Cap Value Fund, one of the Funds offered by the Trust. The Fund's prospectus provides a description of its investment objectives, policies and strategies.

The Trust offers Institutional Class, Class A, Class S and Class R shares.


2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

Use of Estimates -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

3. ADMINISTRATION, DISTRIBUTION AND  SHAREHOLDER SERVICES AGREEMENTS:
Pursuant to an administration agreement (the "Agreement"), SEI Investments Mutual Funds Services ("SIMFS"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, SEI is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund. Pursuant to a separate agreement with the Administrator, City National Bank ("CNB") performs sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at an annual rate of up to 0.075% of the average daily net assets of the Fund. The Fund has adopted Rule 12b-1 Distribution Plan ("the Plan") with respect to Class A and Class R shares that allow the Fund to pay distribution and services fees. The Distributor, as compensation for its services under the Plan, receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Class A and Class R shares of the Fund.

The Funds have also adopted a Shareholder Services Agreement that permits payment of compensation to service providers, that may include CNB, that have agreed to provide certain shareholder support for their customers who own Institutional Class, Class A or Class R shares. In consideration for such services, a service provider is entitled to receive compensation at the annual rate of up to 0.25% of the Fund's average daily net assets.

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
Reed, Conner & Birdwell, LLC (the "Investment Advisor"), a wholly owned subsidiary of City National Corporation, currently serves as the Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with City National Asset Management, Inc. ("CNAM"), the Fund's Investment Manager. Under the terms of the current agreements, CNAM receives an annual fee equal to 0.85% of the average daily net assets of the Fund, all of which CNAM pays to the Investment Advisor. The Investment Manager has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep the operating expenses at or below certain percentages of the average daily net assets of the Fund.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

The Shareholders and Board of Trustees
CNI Charter Funds:

We have audited the accompanying statement of assets and liabilities of the RCB Small Cap Value Fund as of September 30, 2001. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of assets and liabilities. An audit of a statement of assets and liabilities also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the RCB Small Cap Value Fund as of September 30, 2001, in conformity with accounting principles generally accepted in the United States of America.



November 9, 2001